EXHIBIT 10
----------





                   $250,000,000 (EXPANDABLE TO $300,000,000)

                               CREDIT AGREEMENT

                                  dated as of

                               October 12, 1999

                                     among


                       AMLI RESIDENTIAL PROPERTIES, L.P.

                           The Banks Listed Herein,


                             WACHOVIA BANK, N.A.,
                            as Administrative Agent


                                 BANK ONE, NA,
                             as Syndication Agent


                        PNC BANK, NATIONAL ASSOCIATION
                            as Documentation Agent


                        HARRIS TRUST AND SAVINGS BANK,
                           as Senior Managing Agent


                       COMMERZBANK AG, NEW YORK BRANCH,
                               as Managing Agent


                                      and


         WACHOVIA SECURITIES, INC. and BANC ONE CAPITAL MARKETS, INC., as Co-Lead Arrangers and Joint Book Managers




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                               CREDIT AGREEMENT


            CREDIT AGREEMENT dated as of October 12, 1999 among AMLI RESIDENTIAL PROPERTIES, L.P., the BANKS listed on the signature pages hereof, WACHOVIA BANK, N.A., as Administrative Agent, BANK ONE, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent.

            The parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01.  DEFINITIONS.

            The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

            "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.06(c).

            "Administrative Agent" means Wachovia Bank, N.A., a national banking association organized under the laws of the United States of America, in its capacity as administrative agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

            "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "Controlling Person"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Agents' Letter Agreement" means that certain letter agreement, dated as of August 4, 1999, among the Borrower, the Administrative Agent, the Syndication Agent, and Wachovia Securities, Inc. and Banc One Capital Markets, Inc., relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to such Agents, together with all amendments and supplements thereto.

            "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

            "Applicable Margin" has the meaning set forth in
Section 2.06(a).

            "Approved Collateral Value" means the total value of any Qualified Letters of Credit or any other asset delivered to the Borrower as collateral in connection with the acquisition or development of multi-family properties reasonably anticipated by the Borrower to become Properties; provided, however, the Approved Collateral Value of (i) any Qualified Letter(s) of Credit that individually or together with other Qualified Letters of Credit exceed $20,000,000, and (ii) any asset that is not a Qualified Letter of Credit, shall be $0 until such asset or Qualified Letter of Credit is approved by the Required Banks, in their sole discretion.

            "Assignee" has the meaning set forth in Section 9.08(c).



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            "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.08(c) in the form attached hereto as Exhibit D.

            "Authority" has the meaning set forth in Section 8.02.

            "Bank" means each bank listed on the signature pages hereof, or in a Bank Joinder Agreement executed and delivered to the Administrative Agent pursuant to Section 2.14, as having a Commitment, and its successors and assigns and the Designated Banks, if any; provided, however, that the term "Bank" shall exclude each Designated Bank when used in reference to a Syndicated Loan, the Commitments or terms relating to the Syndicated Loans (except as noted above) and the Commitments.

            "Bank Joinder Agreement" means an agreement in substantially the form of Exhibit P, pursuant to which a new Bank becomes a Bank hereunder in accordance with the provisions of Section 2.14.

            "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, or
(ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

            "Base Rate Borrowing" means a Borrowing consisting of Base Rate
Loans.

            "Base Rate Loan" means a Syndicated Loan which bears or is to bear interest at a rate based upon the Base Rate, and is to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing,
Section 2.02(f), or Article VIII, as applicable.

            "Borrower" means AMLI Residential Properties, L.P., a Delaware limited partnership, and its successors and its permitted assigns.

            "Borrowing" means a borrowing hereunder consisting of
(i) Syndicated Loans made to the Borrower at the same time by all of the Banks, in the case of a Syndicated Borrowing, (ii) Money Market Loans made separately by one or more Banks, in the case of a Money Market Borrowing, or (iii) a Swing Loan made by Wachovia, in each case pursuant to Article
II. A Borrowing is a "Euro-Dollar Borrowing" if such Borrowing consists of Euro-Dollar Loans. A Borrowing is a "Base Rate Borrowing" if such Borrowing consists of Base Rate Loans. A Borrowing is a "Transaction Rate Borrowing" if such Borrowing consists of Transaction Rate Loans. A Borrowing is a "Syndicated Loan Borrowing" if such Borrowing consists of Syndicated Loans. A Borrowing is a "Swing Loan Borrowing" if such Borrowing consists of Swing Loans. A Borrowing is a "Money Market Borrowing" if such Borrowing consists of Money Market Loans. A Borrowing is a "Fixed Rate Borrowing" if such Borrowing consists of Fixed Rate Loans.

            "Borrowing Base" means the sum of each of the following, as determined by reference to the most recent Borrowing Base Certificate furnished pursuant to Section 3.01(h) or Section 5.01(h), as applicable (and with respect to any Eligible Property which consists of phases, each phase thereof shall be separately categorized into clause (i), (ii) or
(iii) below, as appropriate, so long as such phase could be separately financed on a stand-alone basis):

                (i) an amount equal to the product of: (x) the quotient of (1) the Net Operating Income for the 3 month period ending on the last day of the Fiscal Quarter just ended prior to the date of determination, from each Eligible Unencumbered Stabilized Property, divided by (2) 0.09 (which is the capitalization rate); times (y) 4 (which is the annualization factor); times (z) 0.60 (which is the advance rate); plus



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                (ii)     an amount equal to the lesser of: (A) the product
of (x) 0.50 (which is the advance rate), times (y) the book value of Construction in Progress on the last day of the Fiscal Quarter just ended on all Eligible Properties not subject to a Mortgage and (B) $50,000,000; plus

                (iii) an amount equal to the lesser of: (A) the product of (x) 0.40 (which is the advance rate), times (y) the cost of land acquired for the purpose of apartment community development and
(B) $15,000,000.

            "Borrowing Base Certificate" means a certificate substantially in the form of Exhibit I, duly executed by an Executive Officer of the General Partner, setting forth in reasonable detail the calculations for each component of the Borrowing Base.

            "Capital Stock" means the Partnership Interests in the Borrower and any nonredeemable capital stock, whether common or preferred, or partner interests, whether general or limited, in any Consolidated Entity (to the extent issued to a Person other than the Borrower).

            "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. and its implementing regulations and amendments.

            "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

            "Change in Control" means: (i) any Person or two or more Persons other than the General Partner acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
1934) of 20% or more of the outstanding Partnership Interests; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B)

            "Change of Law" shall have the meaning set forth in
Section 8.02.

            "Closing Certificate" has the meaning set forth in
Section 3.01(e).

            "Closing Date" means October 12, 1999.

            "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

            "Co-Investment Partnerships" means any Person which is not a Consolidated Entity and which is owned (i) in part by the Borrower or any Consolidated Entity and (ii) in part by another Person which is not an Affiliate of the Borrower or any Consolidated Entity.

            "Co-Lead Arrangers" means Wachovia Securities, Inc. and Banc One Capital Markets, Inc.

            "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof or in a Bank Joinder Agreement executed and delivered to the Administrative Agent pursuant to Section 2.14, and (ii) as to any Bank which enters into any Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

            "Compliance Certificate" has the meaning set forth in
Section 5.01(c).

            "Consolidated Entity" means at any date any Subsidiary or Service Company the accounts of which, in accordance with GAAP, are consolidated with those of the Borrower in its consolidated financial statements as of such date.

            "Consolidated Fixed Charges" means at any time the sum of the following, determined on a consolidated basis for the Borrower and each Consolidated Entity, at the end of each Fiscal Quarter, for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters: (i) Consolidated Interest Expense; plus (ii) all dividends paid, or declared but not yet paid, by the Borrower on preferred stock; plus (iii) the aggregate amount of scheduled principal amortization paid, as reflected on the Borrower's most recent quarterly financial statement submitted to the Banks, but excluding any principal payments under this Agreement and any balloon payments on other Debt.

            "Consolidated Interest Expense" for any period means interest currently expensed under GAAP in respect of Debt of the Borrower or any of the Consolidated Entities.

            "Consolidated Liabilities" means the sum of (i) all liabilities that, in accordance with GAAP, should be classified as liabilities on a consolidated balance sheet of Borrower and the Consolidated Entities, and
(ii) to the extent not included in clause (i) of this definition, all Redeemable Preferred Stock.

            "Consolidated Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary income or expense items and (ii) any equity interests of the Borrower or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

            "Construction in Progress" means, any Property in the process of being developed as an apartment community but is not a Stabilized Property, calculated on a consolidated basis for the Borrower and the Guarantors, the construction-in-progress as shown from time to time on the books and records of the Borrower and the Guarantors, maintained in accordance with GAAP.

            "Contribution Agreement" means the Contribution Agreement of even date herewith in substantially the form of Exhibit L to be executed by the Borrower and each of the Guarantors pursuant to Section 5.28.

            "Control" means, with respect to any Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or otherwise.

            "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.



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            "Debt" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid or to be paid under a letter of credit or similar instrument,
(viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person.

            "Debt Rating" means at any time the published rating of a Person's senior unsecured, unenhanced debt (or, if no such debt exists, its issuer credit rating for debt of such type) by Moody's, S&P or Duff & Phelps (provided, (i) that in the event of a double or greater split rating, the rating immediately below the highest rating shall apply), and
(ii) if only one of them rates the Person's senior unsecured, unenhanced debt, such rating must be issued by Moody's or S&P.

            "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

            "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the highest interest rate (including the Applicable
Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

            "Designated Bank" means a special purpose corporation owned and controlled by its Designating Bank that is identified as such on the signature pages hereto next to the caption "Designated Bank" as well as each special purpose corporation owned and controlled or sponsored by its Designating Bank that (i) shall have become a party to this Agreement pursuant to Section 9.08(g), and (ii) is not otherwise a Bank.

            "Designated Bank Note" means a Money Market Loan Note, evidencing the obligation of the Borrower to repay Money Market Loans made by a Designated Bank, and "Designated Bank Notes" means any all such Money Market Loan Notes to Designated Banks issued hereunder.

            "Designating Bank" shall mean each Bank that is identified as such on the signature pages hereto next to the caption "Designating Bank" and immediately below the signature of its Designated Bank as well as each Bank that shall designate a Designated Bank pursuant to Section 9.08(g).

            "Designation Agreement" means a designation agreement in substantially the form of Exhibit Q attached hereto, entered into by a Bank and a Designated Bank and acknowledged by the Borrower and the Administrative Agent.

            "Dividends" means for any period the sum of all dividends and other distributions paid or declared during such period in respect of any Capital Stock and Redeemable Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock).

            "Dollars" or "$" means dollars in lawful currency of the United States of America.

            "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized by law to close.

            "EBITDA" means at any time the sum of the following, determined on a consolidated basis for the Borrower and each Consolidated Entity, at the end of each Fiscal Quarter, for the applicable measuring period: (i) Consolidated Net Income; plus (ii) Consolidated Interest Expense; plus (iii) taxes on income; plus (iv) depreciation; plus
(v) amortization; plus (vi) other non-cash charges.

            "Economic Percentage" means the Borrower's percentage of ownership of all preferred and common stock of any of the Service Companies at any time.

            "Eligible Property" means any Property which is either
(i) listed on Exhibit J or (ii) which has been approved as an Eligible Property by the Required Banks at the request of the Borrower, taking into account the following information concerning the Property provided to the Administrative Agent and the Banks by the Borrower: a physical description, applicable environmental reports, information regarding its age, location and occupancy, an operating statement and rent roll for the most recent Fiscal Quarter, and an operating budget for the current Fiscal Year; provided, however, that any Eligible Property shall be released in writing by the Administrative Agent as an Eligible Property upon the written request of the Borrower, to enable the Borrower to sell or obtain financing on such Eligible Property, so long as no Default or Event of Default is in existence or would be caused thereby, and upon such release, such Property shall no longer constitute Eligible Property.

            "Eligible Unencumbered Stabilized Property" means any Eligible Property which (i) is not subject to a Mortgage, and (ii) is a Stabilized Property.

            "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

            "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

            "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent, or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

            "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

            "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

            "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

            "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

            "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

            "Euro-Dollar Borrowing" means a Borrowing consisting of Euro-Dollar Loans.

            "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

            "Euro-Dollar Loan" means a Syndicated Loan which bears or is to bear interest at a rate based upon the Euro-Dollar Rate, and to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

            "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.06(c).

            "Event of Default" has the meaning set forth in Section 6.01.

            "Executive Officer" refers to an executive officer of the General Partner, and means the Chairman, the Vice Chairman, the President, the Chief Financial Officer or the Treasurer of the General Partner.

            "Existing Credit Agreement" means the Amended and Restated Credit Agreement dated as of July 27, 1998 among the Borrower, the Banks party thereto, Wachovia Bank, N.A., as Agent, The First National Bank of Chicago, as Documentation Agent, Dresdner Bank AG, New York and Grand Cayman Branches, as Co-Agent.

            "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions, as determined by the Administrative Agent.

            "Fiscal Month" means any fiscal month of the Borrower.

            "Fiscal Quarter" means any fiscal quarter of the Borrower or the General Partner.



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            "Fiscal Year" means any fiscal year of the Borrower or the
General Partner.

            "Fixed Rate Borrowing" means a Euro-Dollar Borrowing or a Transaction Rate Borrowing, or either of them, as the context requires.

            "Fixed Rate Loan" means any Euro-Dollar Loan, Transaction Rate Loan or Money Market Loan, or any or all of them, as the context shall require.

            "Funds From Operations" has the meaning ascribed to such term in preparation of financial statements for real estate investment trusts as required by NAREIT from time to time, subject to Section 1.02.

            "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

            "General Partner" means AMLI Residential Properties Trust, a Maryland real estate investment trust, the sole general partner of the Borrower.

            "Gross Asset Value" means, on a consolidated basis for the Borrower and the Consolidated Entities, the sum of:

                (i) an amount equal to the product of: (x) the quotient of (1) the Net Operating Income for the 3 month period ending on the last day of the Fiscal Quarter just ended prior to the date of determination, from each Property (other than Property owned by a Co-Investment
Partnership and Property owned by Borrower for less than three months), divided by (2) 0.09 (which is the capitalization rate); times (y) 4 (which is the annualization factor); plus

                (ii)     an amount equal to the book value of
(A) Construction in Progress plus (B) Properties (other than Properties owned by a Co-Investment Partnership) consisting of unimproved land, as determined on the last day of the Fiscal Quarter just ended; plus

                (iii) an amount equal to the acquisition cost of improved Properties (other than Properties owned by a Co-Investment Partnership) owned by Borrower less than three months, as determined on the last day of the Fiscal Quarter just ended; plus

                (iv) an amount equal to the sum of all unrestricted balances on deposit with banks or other financial institutions, plus the market value of Investments permitted under Section 5.17(i), (ii),
(iii) and (iv); plus

                (v) an amount equal to the quotient of (x) the sum of the Economic Percentage of all earnings before interest and taxes of all Service Companies for the 3 month period ending on the last day of the month just ended prior to the date of determination, divided by (y) 0.15 (which is the capitalization rate) times (z) 4 (which is the annualization rate).

            "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation

(whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

            "Guarantors" means any one, or more or all, as the context shall require, of each Subsidiary which becomes a Guarantor pursuant to
Section 5.28, subject to the provisions of the last sentence of
Section 5.05.

            "Guaranty" means the Guaranty Agreement in substantially the form of Exhibit K to be executed by each of the Guarantors pursuant to
Section 5.28, unconditionally and jointly and severally Guaranteeing payment of the Loans, the Notes and all other obligations of the Borrower to the Administrative Agent and the Banks hereunder, including without limitation all principal, interest, fees, costs, and compensation and indemnification amounts.

            "Harris Trust Facility" means the Secured Revolving Credit Facility Agreement dated as of September 16, 1994, as amended between the Borrower and Harris Trust & Savings Bank, providing for a line of credit/letter of credit facility in the aggregate amount of $7,000,000.

            "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. Section 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation,
(c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

            "Hedging Agreement" means any agreement to which the Borrower or any Guarantor is a party consisting of interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements.

            "Interest Period" means:

             (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                  (a)    any Interest Period (subject to paragraph
(c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and
                  (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date; and

            (2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

                  (a)    any Interest Period (subject to paragraph
(b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                  (b) no Interest Period which begins before the Termination Date and would otherwise end after the Termination Date may be selected; and

            (3) with respect to each Transaction Rate Borrowing, any period up to 14 days mutually agreeable to the Borrower and Wachovia which ends on or prior to the Termination Date.

            (4) with respect to each Money Market Borrowing, the period commencing on the date of such Borrowing and ending on the Stated Maturity Date or such other date or dates as may be specified in the applicable Money Market Quote; provided that:

                  (a)    any Interest Period (subject to clause
(b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                  (b) no Interest Period may be selected which would end after the Termination Date.

            "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, or assumption of any obligation of such Person or otherwise.

            "Investment Grade Debt Rating" means, a Debt Rating equal or higher than Baa3 if such Debt Rating is issued by Moody's, BBB- if such Debt Rating is issued by S&P, and BBB- if such Debt Rating is issued by Duff & Phelps.

            "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Administrative Agent.

            "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest, encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing.

For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

            "Liquidity Bank" means for any Designated Bank, at any date of determination, the collective reference to the financial institutions which at such date are providing liquidity or credit support facilities to or for the account of such Designated Bank to fund such Designated Bank's obligations hereunder or to support the securities, if any, issued by such Designated Bank to fund such obligations.

            "Loan" means a Base Rate Loan, Euro-Dollar Loan, Syndicated Loan, Transaction Rate Loan or Money Market Loan, and "Loans" means Base Rate Loans, Euro-Dollar Loans, Syndicated Loans, Money Market Loans, Transaction Rate Loans, or any or all of them, as the context shall require.

            "Loan Documents" means this Agreement, the Notes, the Guaranty, the Contribution Agreement, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered to the Administrative Agent or the Banks from time to time in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended or supplemented from time to time.

            "London Interbank Offered Rate" has the meaning set forth in
Section 2.06(c).

            "Margin Stock" means "margin stock" as defined in Regulations T, U or X.

            "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the General Partner, or of the Borrower and the Consolidated Entities taken as a whole, (b) the rights and remedies of the Administrative Agent or the Banks under the Loan Documents, or the ability of the Borrower or the Consolidated Entities to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

            "Money Market Borrowing Date" has the meaning specified in
Section 2.03.

            "Money Market Facility Limit" means an amount equal to fifty percent (50%) of the aggregate Commitments, as such Commitments may be increased or reduced from time to time.

            "Money Market Loan" means a Loan made by a Bank pursuant to
Section 2.03 which bears interest at the Money Market Rate.

            "Money Market Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-3, evidencing the obligation of the Borrower to repay the Money Market Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

            "Money Market Quote" has the meaning specified in
Section 2.03(c)(i).

            "Money Market Quote Request" has the meaning specified in
Section 2.03(b).

            "Money Market Rate" has the meaning specified in
Section 2.03(c)(ii)(C).

            "Moody's" means Moody's Investor Service, Inc.

            "Mortgage" means, with respect to any referenced Property, a mortgage, deed to secure debt, deed of trust or similar instrument encumbering such Property.

            "Multiemployer Plan" shall have the meaning set forth in
Section 4001(a)(3) of ERISA.

            "NAREIT" means the National Association of Real Estate Investment Trusts.

            "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person for such period, as determined in accordance with GAAP.

            "Net Operating Income" means, for any Property, calculated on a consolidated basis for the Borrower and the Consolidated Entities, the sum of the following derived from such Property: (i) Property revenues, less (ii) Property expenses (excluding depreciation, amortization and debt service), less (iii) an assumed management fee equal to 4% of gross rental income (less any management fees included in Property expenses under clause
(ii)) and less (iv) an annual capital reserve equal to $150 for each Unit.

            "New Bank" has the meaning set forth in Section 2.14.

            "Non-Recourse Mortgage Debt" means Debt secured by a Mortgage on Property, which the Administrative Agent has determined in good faith contains satisfactory exculpation provisions, except for customary exclusions for environmental liability, misapplication or fraudulent application of rent after default, insurance proceeds and condemnation awards and other customary exclusions.

            "Notes" means the Syndicated Loan Notes, the Swing Loan Note, or Money Market Loan Notes, or any one, or more, or all of them, as the context shall require.

            "Notice of Borrowing" has the meaning set forth in
Section 2.02.

            "Officer's Certificate and Agreement" has the meaning set forth in Section 3.01(f).

            "Participant" has the meaning set forth in Section 9.08(b).

            "Partner" means the owner of a Partnership Interest.

            "Partner Conversions" means the exchange by any limited partner of the Borrower of any of its limited partner interests in the Borrower to shares in the General Partner, on 1 for 1 ratio, pursuant to the provisions of the Limited Partnership Agreement.

            "Partnership Interests" means any partner interests in the Borrower, whether general or limited.

            "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

            "Performance Pricing Determination Date" has the meaning set forth in Section 2.06(a).

            "Person" means an individual, a corporation, a partnership, an unincorporated association, a limited liability company, a limited liability partnership, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

            "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or
(ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

            "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings.

The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

            "Properties" means all real property owned, leased or otherwise used or occupied by the General Partner, the Borrower or any Guarantor, wherever located.

            "Qualified Letter of Credit" means a Letter of Credit
(i) issued by a bank or financial institution with a Debt Rating of "A" or higher (or the equivalent), (ii) issued for the benefit of Borrower, and
(iii) that is irrevocable, unconditional (other than the presentment of required documents), and drawn on site.

            "Quarterly Period" means a 3 month period (or portion thereof) ending on each March 31, June 30, September 30 and December 31 after The Closing Date, and prior to the Termination Date.

            "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

            "Refunding Loan" means a new Syndicated Loan made on the day on which an outstanding Syndicated Loan is maturing or a Base Rate Borrowing is being converted to a Euro-Dollar Borrowing, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan or Loan being converted, excluding any difference between the amount of such maturing Syndicated Loan or Syndicated Loan being converted and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to Section 2.02(c) or remitted to the Administrative Agent as provided in Section 2.12, in each case as contemplated in Section 2.02(d).

            "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

            "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

            "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

            "Related Fund" means, with respect to any Bank that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Bank.

            "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the sum of the (i) Syndicated Loans and
(ii) Money Market Loans.

            "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's Capital Stock (except dividends payable solely in shares of its Capital Stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's Capital Stock (except shares acquired upon the conversion thereof into other shares of its Capital Stock) or
(b) any option, warrant or other right to acquire shares of the Borrower's Capital Stock.

            "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

            "Service Companies" means AMLI Institutional Advisors, Inc., a Delaware corporation, AMLI Management Company, a Delaware corporation, and AMLI Residential Construction, Inc., a Delaware corporation.

            "Sope Creek Properties" means Phases I, II and III of the apartment community known as "AMLI at Sope Creek" and located in Marietta, Cobb County, Georgia.

            "Stabilized Property" means at any time any apartment community Property owned by the Borrower (i) which is at least 90% leased and economically occupied (pursuant to written leases which have been signed by both landlord and tenant, but including any month to month occupancy by any such tenant after the expiration of such written lease) or (ii) with respect to which a permanent certificate of occupancy was issued at least 3 months prior to the date of measurement.

            "Stated Maturity Date" means, with respect to any Money Market Loan, the Stated Maturity Date therefor specified by the Bank in the applicable Money Market Quote.

            "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower or the General Partner; excluding, however, the Co-Investment Partnerships. The Service Companies are not Subsidiaries.

            "Swing Loan" means a Loan made by Wachovia pursuant to
Section 2.01(b), which must be a Base Rate Loan or a Transaction Rate Loan.

            "Swing Loan Note" means the promissory note of the Borrower, substantially in the form of Exhibit A-2, evidencing the obligation of the Borrower to repay the Swing Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

            "Syndicated Loans" means Base Rate Loans or Euro-Dollar Loans made pursuant to the terms and conditions set forth in Section 2.01.

            "Syndicated Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-1, evidencing the obligation of the Borrower to repay Syndicated Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

            "Taxes" has the meaning set forth in Section 2.12(c).

            "Termination Date" means whichever is applicable of
(i) October 11, 2002, (ii) such later date to which it is extended by the Banks pursuant to Section 2.05(b), in their sole and absolute discretion,
(iii) the date the Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default, or (iv) the date the Borrower terminates the Commitments entirely pursuant to Section 2.07.

            "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

            "Total Consolidated Liabilities" means at any time, for the Borrower and the Consolidated Entities, determined on a consolidated basis, but without duplication, the sum of (i) Consolidated Liabilities, plus
(ii) all Debt Guaranteed by the Borrower or any Consolidated Entity, plus
(iii) the face amount of all letters of credit issued for the account of the Borrower or any Consolidated Entity, minus (iv) Approved Collateral Value.

            "Total Secured Debt" means at any time, for the Borrower and the Consolidated Entities, determined on a consolidated basis, but without duplication, the sum of the following, but only if any Property, or ownership interest of the owner thereof, is subject to a Mortgage with respect thereto: (i) all indebtedness for borrowed money; (ii) the deferred purchase price of Property; (iii) all capital leases; (iv) all obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument; and (v) all Guarantees of Debt of Persons other than the Borrower and the Consolidated Entities.

            "Transaction Rate" has the meaning set forth in
Section 2.01(b)(ii).

            "Transaction Rate Loan" means a Swing Loan to be made as a Transaction Rate Loan pursuant to Section 2.01(b).

            "Transaction Rate Request" has the meaning set forth in
Section 2.01(b)(ii).

            "Transferee" has the meaning set forth in Section 9.08(d).

            "Undepreciated Book Asset Value" means at any time, for the Borrower and its Subsidiaries, the sum of (x) the original cost of all real estate assets plus the cost of capital improvements thereon, without deduction for accumulated depreciation and amortization incurred in connection therewith, plus (y) the book value of all other tangible assets determined in accordance with GAAP, minus (z) Approved Collateral Value.

            "Unencumbered Assets" means at any time, for the Borrower and the Guarantors, determined on a consolidated basis, the sum of the following: (i) an amount equal to (x) the Net Operating Income for the 3 month period ending on the last day of the Fiscal Quarter just ended prior to the date of determination, from each Property (other than Properties owned by a Co-Investment Partnership) not subject to a Mortgage, divided by

(y) 0.09 (which is the capitalization factor), times (z) 4 (which is the annualization factor); plus (ii) the book value of Construction in Progress on all Property (other than Properties owned by a Co-Investment
Partnership) not subject to a Mortgage plus Properties (other than Properties owned by a Co-Investment Partnership) consisting of unimproved land not subject to a Mortgage.

            "Unencumbered Stabilized Properties" means at any time, all Stabilized Properties not subject to a Mortgage.

            "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

            "Unit" means an individual apartment unit located in a Property.

            "Unsecured Net Operating Income" means at any time all Net Operating Income (but without giving effect to clauses (iii) and (iv) of the definition thereof) attributable to Unencumbered Stabilized Properties.

            "Unsecured Funded Debt" means at any time, for the Borrower and the Consolidated Entities, determined on a consolidated basis, the sum of the following, but only if any Property, or ownership interest of the owner thereof, is not subject to a Mortgage with respect thereto: (i) all indebtedness for borrowed money; (ii) the deferred purchase price of Property; (iii) all capital leases; (iv) all obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument; and (v) all Guarantees of Debt of Persons other than the Borrower and the Consolidated Entities, and
(vi) Debt not exceeding $7,500,000 in the aggregate principal amount with respect to the Sope Creek Properties.

            "Unsecured Interest Expense" means at any time that portion of Consolidated Interest Expense attributable to Unsecured Funded Debt.

            "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Syndicated Loans (but not its Money Market Loans, or, with respect to Wachovia, its Swing Loans).

            "Wachovia" means Wachovia Bank, N.A., a national banking association, and its successors.

            "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower or the General Partner.

            "Year 2000 Compliant" has the meaning set forth in
Section 4.20.

          SECTION 1.02.  ACCOUNTING TERMS AND DETERMINATIONS.

            Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, or with respect to the calculation of Funds From Operations, as required by NAREIT, applied on a basis consistent (except for changes concurred in by the General Partner's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the General Partner or the Borrower and its Consolidated Subsidiaries delivered to the Banks unless with respect to any such change concurred in by the General Partner's independent public accountants or required by GAAP or, with respect to the calculation of Funds From Operations, as required by NAREIT, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents:
(i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04).

          SECTION 1.03.  REFERENCES.

            Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

          SECTION 1.04.  USE OF DEFINED TERMS.

            All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

          SECTION 1.05.  TERMINOLOGY.

            All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.


                                  ARTICLE II

                                  THE CREDITS

          SECTION 2.01.  COMMITMENTS TO LEND SYNDICATED LOANS.

          (a) Syndicated Loans. Each Bank severally agrees, on the terms and conditions set forth herein, to make Syndicated Loans to the Borrower from time to time before the Termination Date; provided that,

                (i) immediately after each such Syndicated Loan is made, the aggregate outstanding principal amount of Syndicated Loans by such Bank shall not exceed the amount of its Commitment, and

                (ii) the aggregate outstanding amount of all Syndicated Loans, Money Market Loans and Swing Loans shall not exceed the lesser of
(A) the aggregate amount of the Commitments and (B) the Borrowing Base.

Each Syndicated Borrowing under this Section shall be in an aggregate principal amount of (x) for Base Rate Loans, $1,000,000 or any larger integral multiple of $500,000, and (y) for Euro-Dollar Loans, $1,000,000 or any larger integral multiple of $500,000 (except that in each case any such Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by
Section 2.09, prepay Syndicated Loans and reborrow under this Section at any time before the Termination Date.

          (b)     Swing Loans.

                (i) In addition to the foregoing, Wachovia shall from time to time, upon the request of the Borrower, if the applicable conditions precedent in Article III have been satisfied, make Swing Loans to the Borrower in an aggregate principal amount at any time outstanding not exceeding $15,000,000; provided that, immediately after such Swing Loan is made, the outstanding amount of the Syndicated Loans, Money Market Loans, and Swing Loans shall not exceed the lesser of (A) the aggregate amount of the Commitments and (B) the Borrowing Base. Within the foregoing limits, the Borrower may borrow under this Section 2.01(b), prepay and reborrow under this Section 2.01(b) at any time before the Termination Date. All Swing Loans shall be made as either Base Rate Loans or, subject to the provisions of clause (ii) below, Transaction Rate Loans.

                (ii) Swing Loans may be Transaction Rate Loans, if the Administrative Agent shall have determined that such Transaction Rate Loan, including the principal amount thereof, the Interest Period and the Transaction Rate applicable thereto, has been expressly agreed to by the Borrower and Wachovia (such agreement may be obtained by telephone, confirmed promptly to the Administrative Agent in writing) pursuant to the following procedures. If the Borrower desires a Transaction Rate Loan,
(a) the Borrower shall provide Wachovia, with a copy to the Administrative Agent, with notice of a request (a "Transaction Rate Request") for a quote for a Transaction Rate Borrowing prior to 1:00 p.m. (Atlanta, Georgia time) on the date (which shall be a Domestic Business Day) of the proposed Transaction Rate Borrowing, which Transaction Rate Request shall include the principal amount and proposed Interest Period of the relevant Transaction Rate Borrowing, (b) prior to 1:30 p.m. (Atlanta, Georgia time) on such date, Wachovia shall furnish the Borrower, with a copy to the Administrative Agent, with its rate quote (a "Transaction Rate Quote") via facsimile transmission, (c) the Borrower shall immediately inform Wachovia and the Administrative Agent of its decision as to whether to request a Transaction Rate Borrowing at the Transaction Rate specified in such Transaction Rate Quote (a "Transaction Rate") (which may be done by telephone and promptly confirmed in writing, and which decision shall be irrevocable), and (d) if the Borrower has so informed Wachovia and the Administrative Agent that it does desire a Transaction Rate Borrowing at the Transaction Rate specified in such Transaction Rate Quote, then by 2:00 p.m. (Atlanta, Georgia time) on the date of such decision, Wachovia shall make such Transaction Rate Borrowing, with interest accruing thereon at such Transaction Rate, available to the Administrative Agent in accordance with the procedures set forth herein. The Administrative Agent shall notify the Banks of any Transaction Rate Borrowing pursuant hereto.

                (iii) At any time on or after the occurrence of an Event of Default, upon the request of Wachovia, each Bank other than Wachovia shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Swing Loans in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Loans, and Wachovia shall furnish each Bank with a certificate evidencing such participating interest. On such third Domestic Business Day, each Bank will immediately transfer to Wachovia, in immediately available funds, the amount of its participation. Whenever, at any time after Wachovia has received from any such Bank its participating interest in a Swing Loan, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, such Bank will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it. Each Bank's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (1) any set-off, counterclaim, recoupment, defense or other right which such Bank or any other Person may have against Wachovia requesting such purchase or any other Person for any reason whatsoever; (2) the occurrence or continuance of a Default or an Event of Default or the termination of the Commitments;
(3) any adverse change in the condition (financial or otherwise) of the Borrower or Guarantor; (4) any breach of this Agreement by the Borrower or any other Bank; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          SECTION 2.02.  METHOD OF BORROWING SYNDICATED LOANS.

            For all Loans other than Transaction Rate Loans or Money Market Loans (which shall be governed by the provisions of Sections
2.01(b)(ii) and 2.03, respectively):

          (a) The Borrower shall give the Administrative Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E, prior to 11:00 A.M. (Atlanta, Georgia time) on the same Domestic Business Day as each Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                (i) the date of such Syndicated Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                (ii)     the aggregate amount of such Syndicated Borrowing,

                (iii) whether the Syndicated Loans comprising such Borrowing are to be Syndicated Loans or Swing Loans, and whether they are to be Base Rate Loans or Euro-Dollar Loans;

                (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

          (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly and in any event on the same business day notify each Bank of the contents thereof and of such Bank's ratable share of such Syndicated Borrowing and such Notice of Borrowing, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower.

          (c) Not later than 11:00 A.M. (Atlanta, Georgia time) for Euro-Dollar Loans, and 2:00 P.M. (Atlanta, Georgia time) for Base Rate Loans, on the date of each Syndicated Borrowing, each Bank (or Wachovia, with respect to Swing Loans) shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address determined pursuant to
Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address. Unless the Administrative Agent receives notice from a Bank, at the Administrative Agent's address referred to in or specified pursuant to
Section 9.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Syndicated Borrowing stating that such Bank will not make a Syndicated Loan in connection with such Syndicated Borrowing, the Administrative Agent shall be entitled to assume that such Bank will make a Syndicated Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Administrative Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the Borrower for the account of such Bank. If the Administrative Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Administrative Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Administrative Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Administrative Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that (i) any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank and (ii) until such Bank has paid its ratable share of such Syndicated Borrowing, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to such Syndicated Borrowing for any purpose hereunder.

If the Administrative Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrower of such decision.

          (d) If any Bank makes a new Syndicated Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to the Administrative Agent as provided in paragraph (c) of this Section, or remitted by the Borrower to the Administrative Agent as provided in
Section 2.12, as the case may be.

          (e) Notwithstanding anything to the contrary contained in this Agreement, no Fixed Rate Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived, and all Refunding Loans shall be made as Base Rate Loans (but shall bear interest at the Default Rate, if applicable).

          (f) In the event that a Notice of Borrowing fails to specify whether the Syndicated Loans comprising such Syndicated Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Syndicated Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Syndicated Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Syndicated Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Syndicated Borrowing, a new Syndicated Borrowing shall be deemed to be made on the date such Syndicated Loans mature in an amount equal to the principal amount of the Syndicated Loans so maturing, and the Syndicated Loans comprising such new Syndicated Borrowing shall be Base Rate Loans.

          (g) Notwithstanding anything to the contrary contained herein, there shall not be a total of more than 8 Euro-Dollar Borrowings and Money Market Loans outstanding at any given time.

          SECTION 2.03.  MONEY MARKET LOANS.

          (a) In addition to making Syndicated Borrowings, the Borrower may, as set forth in this Section 2.03, request the Banks to make offers to make Money Market Borrowings available to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03, provided that:

                (i) the number of Money Market Loans which may be outstanding at any given time is subject to the provisions of
Section 2.02(g);

                (ii) the aggregate principal amount of all Money Market Loans, (A) do not exceed the Money Market Facility Limit, and (B) together with the aggregate principal amount of all Syndicated Loans and all Swing Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments of all of the Banks at such time;

                (iii) the Money Market Loans of any Bank will be deemed to be usage of the Commitments for the purpose of calculating availability pursuant to Sections 2.01(a)(ii), 2.01(b)(i) and 2.03(a)(ii) and fees pursuant to Section 2.07, but will not reduce such Bank's obligation to lend its pro rata share of the remaining Unused Commitment; and

                (iv) Borrower's Debt Rating is Investment Grade or higher.

          (b) When the Borrower wishes to request offers to make Money Market Loans, it shall give the Administrative Agent (which shall promptly notify the Banks) notice substantially in the form of Exhibit M hereto (a "Money Market Quote Request") so as to be received no later than 11:00 A.M. (Atlanta, Georgia time) at least 3 Domestic Business Days prior to the date of the Money Market Borrowing proposed therein (or such other time and date as the Borrower and the Administrative Agent, with the consent of the Required Banks, may agree), specifying:

                (i) the proposed date of such Money Market Borrowing, which shall be a Euro-Dollar Business Day (the "Money Market Borrowing Date");

                (ii) the maturity date (or dates) (each a "Stated Maturity Date") for repayment of each Money Market Loan to be made as part of such Money Market Borrowing (which Stated Maturity Date shall be that date occurring not less than 7 days but not more than 180 days from the date of such Money Market Borrowing); provided that the Stated Maturity Date for any Money Market Loan may not extend beyond the Termination Date (as in effect on the date of such Money Market Quote Request); and

                (iii) the aggregate amount of principal to be requested by the Borrower as a result of such Money Market Borrowing, which shall be at least $1,000,000 (and in larger integral multiples of $500,000) but shall not cause the limits specified in Section 2.03(a) to be violated.

The Borrower may request offers to make Money Market Loans having up to 2 different Stated Maturity Dates in a single Money Market Quote Request; provided that the request for each separate Stated Maturity Date shall be deemed to be a separate Money Market Quote Request for a separate Money Market Borrowing. Except as otherwise provided in the immediately preceding sentence, after the first Money Market Quote Request has been given hereunder, no Money Market Quote Request shall be given until at least 5 Domestic Business Days after all prior Money Market Quote Requests have been fully processed by the Administrative Agent, the Banks and the Borrower pursuant to this Section 2.03.

                  (c)    (i)   Each Bank may, but shall have no obligation
to, submit a response containing an offer to make a Money Market Loan substantially in the form of Exhibit N hereto (a "Money Market Quote") in response to any Money Market Quote Request; provided that, if the Borrower's request under Section 2.03(b) specified more than 1 Stated Maturity Date, such Bank may, but shall have no obligation to, make a single submission containing a separate offer for each such Stated Maturity Date and each such separate offer shall be deemed to be a separate Money Market Quote. Each Money Market Quote must be submitted to the Administrative Agent not later than 10:00 A.M. (Atlanta, Georgia time) on the Money Market Borrowing Date; provided that any Money Market Quote submitted by Wachovia may be submitted, and may only be submitted, if Wachovia notifies the Borrower of the terms of the offer contained therein not later than 9:45 A.M. (Atlanta, Georgia time) on the Money Market Borrowing Date (or 15 minutes prior to the time that the other Banks are required to have submitted their respective Money Market Quotes). Subject to Section 6.01, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

                  (ii)   Each Money Market Quote shall specify:

                         (A)   the proposed Money Market Borrowing Date and
the Stated Maturity Date therefor;

                         (B)   the principal amounts of the Money Market
Loan which the quoting Bank is willing to make for the applicable Money Market Quote, which principal amounts (x) may be greater than or less than the Commitment of the quoting Bank, (y) shall be at least $1,000,000 or a larger integral multiple of $500,000, and (z) may not exceed the principal amount of the Money Market Borrowing for which offers were requested;

                         (C)   the rate of interest per annum (rounded
upwards, if necessary, to the nearest 1/100th of 1%) offered for each such Money Market Loan (such amounts being hereinafter referred to as the "Money Market Rate"); and

                         (D)   the identity of the quoting Bank.
Unless otherwise agreed by the Administrative Agent and the Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request (other than setting forth the principal amounts of the Money Market Loan which the quoting Bank is willing to make for the applicable Interest Period) and, in particular, no Money Market Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market Quote is being made.

            (d) The Administrative Agent shall as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:30 A.M. (Atlanta, Georgia time)) on the Money Market Borrowing Date, notify the Borrower of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with Section 2.03(c) and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Borrower shall specify (A) the principal amounts of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and Money Market Rates so offered by each Bank (identifying the Bank that made each Money Market Quote).

            (e) Not later than 11:00 A.M. (Atlanta, Georgia time) on the Money Market Borrowing Date, the Borrower shall notify the Administrative Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) and the Administrative Agent shall promptly notify each Bank which submitted an offer. In the case of acceptance, such notice shall specify the aggregate principal amount of offers (for each Stated Maturity Date) that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

                (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                (ii) the aggregate principal amount of each Money Market Loan comprising a Money Market Borrowing shall be at least $1,000,000 (and in larger integral multiples of $500,000) but shall not cause the limits specified in Section 2.03(a) to be violated;

                (iii) acceptance of offers may only be made in ascending order of Money Market Rates; and

                (iv) the Borrower may not accept any offer where the Administrative Agent has advised the Borrower that such offer fails to comply with Section 2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including without limitation, Section 2.03(a)).

If offers are made by 2 or more Banks with the same Money Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Stated Maturity Date, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible in proportion to the aggregate principal amount of such offers. Determinations by the Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

            (f) Any Bank whose offer to make any Money Market Loan has been accepted shall, not later than 2:00 P.M. (Atlanta, Georgia time) on the Money Market Borrowing Date, make the amount of such Money Market Loan allocated to it available to the Administrative Agent at its address referred to in Section 9.01 in immediately available funds. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in immediately available funds, not later than 4:00 P.M. (Atlanta, Georgia time), in an account of such Borrower maintained with Wachovia.

            (g) After any Money Market Loan has been funded, the Administrative Agent shall notify the Banks of the aggregate principal amount of the Money Market Quotes received and the highest and lowest rates included in such Money Market Quotes.

            (h) Money Market Loans by Designated Banks. For any Bank which is a Designating Bank, any Money Market Loan to be made by such Bank may from time to time be made by its Designated Bank in such Designated Bank's sole discretion, and nothing herein shall constitute a commitment to make Money Market Loans by such Designated Bank; provided, that if any Designated Bank elects not to, or fails to, make any such Money Market Loan that has been accepted by the Borrower in accordance with the foregoing, its Designating Bank hereby agrees that it shall make such Money Market Loan pursuant to the terms hereof.

          SECTION 2.04.  NOTES.

          (a) The Syndicated Loans of each Bank shall be evidenced by a single Syndicated Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment. The Swing Loans shall be evidenced by a single Swing Loan Note payable to the order of Wachovia in the original principal amount of $15,000,000. The Money Market Loans made by any Bank to the Borrower shall be evidenced by a single Money Market Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the Money Market Facility Limit.

          (b) Upon receipt of each Bank's Syndicated Loan Notes, Money Market Loan Notes, and Wachovia's Swing Loan Note pursuant to Section 3.01, the Administrative Agent shall deliver such Syndicated Loan Notes and Money Market Loan Notes to such Bank and the Swing Loan Note to Wachovia. Each Bank, as to the Syndicated Loans and Money Market Loan Notes (or Wachovia, as to the Swing Loans), shall record, and prior to any transfer of its Syndicated Loan Notes or Money Market Loan Notes (or Swing Loan Note) shall endorse on the schedules forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Syndicated Loan or Money Market Loan Notes (or Swing Loan) made by it, the date and amount of each payment of principal made by the Borrower with respect thereto, and such schedules of each such Bank's Syndicated Loan Notes or Money Market Loan Notes (or Wachovia's Swing Loan
Note) shall constitute rebuttable presumptive evidence of the respective principal amounts owing and unpaid on such Bank's Syndicated Loan Notes or Money Market Loan Notes (or Wachovia's Swing Loan Note); provided that the failure of any Bank (or Wachovia) to make, or error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Syndicated Loan Notes or Money Market Loan Notes (or Swing Loan Note) or the ability of any Bank to assign its Syndicated Loan Notes or Money Market Loan Notes or Wachovia to assign its Swing Loan Note.

Each Bank (and Wachovia, with respect to the Swing Loan) is hereby irrevocably authorized by the Borrower so to endorse its Syndicated Loan Notes or Money Market Loan Notes (or Swing Loan Note) and to attach to and make a part of any Syndicated Loan Note or Money Market Loan Notes (or Swing Loan Note) a continuation of any such schedule as and when required.

          SECTION 2.05.  MATURITY OF LOANS.

          (a) Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

          (b) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on October 11, 2002, unless the Termination Date is otherwise extended by the Banks, in their sole and absolute discretion. Upon the written request of the Borrower, which request shall be delivered to the Administrative Agent at least 60 days prior to each Extension Date (as such term is hereinafter defined), the Banks shall have the option (without any obligation whatsoever so to do) of extending the Termination Date for an additional one-year period on October 11, 2000 and October 11, 2001 (each an "Extension Date"). In the event that a Bank chooses to extend the Termination Date for such an additional one-year period, notice shall be given by such Bank to the Borrower and the Administrative Agent at least 30 days prior to the relevant Extension Date; provided, that the Termination Date shall not be extended with respect to any of the Banks unless the Required Banks are willing to extend the Termination Date and on the then existing Termination Date (without giving effect to such extension) (x) the remaining Banks shall purchase ratable assignments (without any obligation so to do) from any terminating Bank (in the form of an Assignment and Acceptance) in accordance with their respective percentage of the remaining Aggregate Commitments; provided, that, such Banks shall be provided such opportunity (which opportunity shall allow such Banks at least 5 Domestic Business Days in which to make a decision) prior to the Borrower finding another bank pursuant to the immediately succeeding clause (y); and, provided, further, that, should any of the remaining Banks elect not to purchase such an assignment, then, such other remaining Banks shall be entitled to purchase an assignment from any Terminating Bank which includes the ratable interest that was otherwise available to such non-purchasing remaining Bank or Banks, as the case may be, (y) the Borrower shall find another bank, acceptable to the Administrative Agent, willing to accept an assignment from such terminating Bank (in the form of an Assignment and Acceptance) and/or (z) the Borrower shall reduce the aggregate Commitments in an amount equal to the Commitment of any such terminating Bank which is not purchased pursuant to clause
(x) or (y). In the event of any extension pursuant to the foregoing, on an Extension Date, the Borrower shall pay to the Administrative Agent, for the ratable account of the Banks, an extension fee equal to 0.10% of the aggregate amount of the Commitments in effect on such Extension Date. If no extension is granted on the first Extension Date, there shall be no right to request an extension on the second Extension Date. In the event of any extension pursuant to the foregoing, on the Extension Date, the Borrower shall pay to the Agent, for the ratable account of the Banks, an extension fee equal to 0.10% of the aggregate amount of the Commitments in effect on such Extension Date.

          SECTION 2.06.  INTEREST RATES.

          (a) "Applicable Margin" means: (i) until the Borrower receives a Debt Rating, (x) for any Base Rate Loan, 0.00%, and (y) for each Euro-Dollar Loan 1.30%; and (ii) from and after the date Borrower receives a Debt Rating, (x) for any Base Rate Loan, 0.00% and (y) for each Euro-Dollar Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Borrower's Debt Rating on such Performance Pricing Determination Date; provided, that if Borrower has no Debt Rating, the Applicable Margin for Euro-Dollar Loans shall be based upon Level IV of the table below.


                            Level I    Level II     Level III   Level IV
                            -------    --------     --------    --------
      Debt
      Rating             greater than                           less than
                       or equal to BBB+   BBB         BBB-        BBB-
                              or          or           or          or
                             Baa1        Baa2         Baa3        Baa3

      LIBOR +                0.75%       0.90%        1.05%       1.30%

      In determining the amounts to be paid by the Borrower pursuant to
Section 2.06(b), the Borrower and the Banks shall refer to the Borrower's Debt Rating from time to time. For purposes hereof, "Performance Pricing Determination Date" shall mean each date on which the Borrower's Debt Rating changes. Each change in interest and fees as a result of a change in Borrower's Debt Rating shall be effective only for Loans (including Refunding Loans) which are made on or after the relevant Performance Pricing Determination Date. All determinations hereunder shall be made by the Administrative Agent unless the Required Banks shall object to any such determination. The Borrower shall promptly notify the Administrative Agent of any change in the Borrower's Debt Rating.

          (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

          (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period.

Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

      The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

      The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on the Dow Jones Markets, Inc. Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Administrative Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

      "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

          (a) Each Money Market Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Money Market Loan is made until it becomes due, at a rate per annum equal to the applicable Money Market Rate set forth in the relevant Money Market Quote. Such interest shall be payable on the Stated Maturity Date thereof, and, if the Stated Maturity Date occurs more than 90 days after the date of the relevant Money Market Loan, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

          (b) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks by telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (c) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

          SECTION 2.07.  FEES.

          (a) Commencing on the Closing Date, the Borrower shall pay to the Administrative Agent, for the ratable account of each Bank, a facility fee, calculated on the aggregate amount of such Bank's Commitment (without taking into account the amount of the outstanding Loans made by such Bank), at the rate of 0.20% per annum. Such fees shall be payable in arrears on each March 31, June 30, September 30 and December 31 and on the Termination Date.

          (b) The Borrower shall pay to the Administrative Agent, for the account and sole benefit of the Administrative Agent, such fees and other amounts at such times as set forth in the Agents' Letter Agreement.

          SECTION 2.08.  OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS.

      The Borrower may, upon at least 3 Domestic Business Days' notice (or same Domestic Business Days' notice as to Swing Loans) to the Administrative Agent, terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $10,000,000 or any larger integral multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.07) shall be due and payable on the effective date of such termination.

          SECTION 2.09.  MANDATORY REDUCTION AND TERMINATION OF
COMMITMENTS.

      The Commitments shall terminate on the Termination Date, or on any earlier date pursuant to the provisions of and under the circumstances provided in Section 2.11(d), and in either case any Loans then outstanding (together with accrued interest thereon and, in the case of a termination pursuant to Section 2.11(d), any other amounts payable pursuant to such
Section 2.11(d)) shall be due and payable on such date.

          SECTION 2.10.  OPTIONAL PREPAYMENTS.

          (a) The Borrower may, upon at least 1 Domestic Business Days' notice to the Administrative Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $1,000,000 or any larger integral multiple of $500,000 for Base Rate Borrowings which are Syndicated Borrowings (with no minimum payment as to Swing Loan Borrowings), by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Banks (or of Wachovia, as to Swing Loans) included in such Base Rate Borrowing.

          (b) Subject to any payments required pursuant to the terms of
Article VIII for such Fixed Rate Loan, upon 3 Domestic Business Day's prior written notice (or same Domestic Business Days' notice as to Swing
Loans) to the Administrative Agent, the Borrower may prepay in minimum amounts of $1,000,000 or any larger integral multiple of $500,000 as to Euro-Dollar Borrowings (with no minimum payment as to Swing Loan Borrowings) all or any portion of the principal amount of any Fixed Rate Loan prior to the maturity thereof. Each such optional prepayment shall be applied to prepay ratably the Fixed Rate Loans of the several Banks (or of Wachovia, as to Swing Loans) included in such Fixed Rate Borrowing.

          (c) Each such payment or prepayment shall be applied to the Swing Loans or ratably to the Loans of the Banks outstanding on the date of payment or prepayment in the following order of priority: (i) first, to Swing Loans which are Base Rate Loans; (ii) second, to Transaction Rate Loans; (iii) third, to Syndicated Loans which are Base Rate Loans;
(iv) fourth, to Euro-Dollar Loans; and (v) last, to Money Market Loans.

          (d) Upon receipt of a notice of prepayment pursuant to this
Section 2.10, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower.

          SECTION 2.11.  MANDATORY PREPAYMENTS.

          (a) On each date on which the Commitments are reduced pursuant to Section 2.08 or Section 2.09, the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced.

          (b) On each date on which the aggregate principal amount of the Loans outstanding exceeds the Borrowing Base on such date, the Borrower shall repay or prepay such principal amount of the outstanding Loans (together with interest thereon and any amount due under Section 8.05(a)) as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the Borrowing Base on such date.

          (c)  Each such payment or prepayment pursuant to paragraph (a),
(b) or (d) shall be applied ratably to the Loans of the Banks outstanding on the date of payment or prepayment in the following order of priority:
(i) first, to Swing Loans, (ii) secondly to Syndicated Loans which are Base Rate Loans; (iii) thirdly, to Euro-Dollar Loans; and (iv) lastly, to Money Market Loans.

          (d) In the event of a Change in Control, the Borrower shall notify the Administrative Agent and the Banks thereof within 3 Business Days of the occurrence thereof, and shall include in such notification relevant information pertaining thereto. Within 14 Business Days after demand by the Administrative Agent, made in writing at the request of the Required Banks within 60 days of the Administrative Agent's receipt of the aforesaid notice from the Borrower, the Borrower shall prepay in full the aggregate unpaid principal amount of the Loans, all accrued and unpaid interest thereon, any amounts due under Section 8.05(a), and all other accrued and unpaid amount hereunder, and the Commitments thereupon shall terminate pursuant to Section 2.08.

          SECTION 2.12.  GENERAL PROVISIONS AS TO PAYMENTS.

          (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks, and to Wachovia such payment received by the Administrative Agent on account of the Swing Loans.

          (b) Whenever any payment of principal of, or interest on, the Base Rate Loans, Money Market Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

          (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made.

      No Bank will charge Borrower for taxes or other fees pursuant to this
Section 2.12 or, if such taxes or fees are charged, at a higher rate, than such Bank, charges its other similarly situated borrowers or customers. Each Bank which is not organized under the laws of the United States or any state thereof agrees, as soon as practicable after receipt by it of a request by the Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant Taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided that if it is unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, the Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

      In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.12(c), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

      Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Banks contained in this Section 2.12(c) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

          SECTION 2.13.  COMPUTATION OF INTEREST AND FEES.

      Interest on Base Rate Loans shall be computed on the basis of a year of 365 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans, Money Market Loans and Transaction Rate Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Facility fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

          SECTION 2.14.  SECTION 2.14.EXPANSION OF FACILITY.

      At the request of the Borrower, the aggregate amount of the Commitments may be increased at any time prior to the Termination Date to an aggregate amount not in excess of $300,000,000 without any amendment to this Agreement and without consent of the Banks, by the execution and delivery by any new Bank which has been approved by the Borrower and the Co-Lead Arrangers (a "Joining Bank") of a Bank Joinder Agreement. On the effective date of such joinder: (i) the Administrative Agent shall notify all other Banks thereof, including the name, notice address and amount of Commitment of the Joining Bank; (ii) the Borrower shall execute and deliver to the Administrative Agent, for re-delivery to the Banks, as appropriate, a Syndicated Loan Note payable to the Joining Bank in the amount of its Commitment, and a New Money Market Loan Note payable to each Bank in the amount of the Money Market Limit, after giving effect to such joinder; and
(iii) the Joining Bank shall purchase from each other Bank a pro rata participation in such other Bank's existing Syndicated Loans (but not its Money Market Loans), including in any right of payment pursuant to Section
8.05 with respect thereto, so that, after giving effect thereto, each Bank

(including the Joining Bank) will have risk for such existing Loans equal to its pro rata share of the Commitments, after giving effect to the Commitment of the Joining Bank. Loans made after the effective date of such joinder shall not be subject to the foregoing, and the Joining Bank shall fund its ratable share thereof in accordance with its commitment.


                                  ARTICLE III

                           CONDITIONS TO BORROWINGS

          SECTION 3.01.  CLOSING CONDITIONS.

      The effectiveness of this Agreement and the obligation of each Bank to make a Loan on the occasion of the first Borrowing hereunder is subject to the satisfaction of the conditions set forth in Section 3.02 and receipt by the Administrative Agent of the following (as to the documents described in paragraphs (a),(c), (d) and (e) below, in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Administrative Agent):

          (a) from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission of such executed counterpart (with the original to be sent to the Administrative Agent by overnight courier);

          (b) a duly executed Syndicated Loan Note and a duly executed Money Market Loan Note for the account of each Bank and a duly executed Swing Loan Note for the account of Wachovia complying with the provisions of Section 2.03;

          (c) an opinion letter of Pircher, Nichols and Meeks, counsel for the Borrower and the Guarantors, dated as of the Closing Date, substantially in the form of Exhibit B and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request;

          (d) an opinion of Jones, Day, Reavis & Pogue, special counsel for the Administrative Agent, dated as of the Closing Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;

          (e) certificate (the "Closing Certificate") substantially in the form of Exhibit G), dated as of the Closing Date, signed by an Executive Officer of the General Partner, to the effect that, (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Borrower and each Guarantor contained in Article IV are true on and as of the date of the first Borrowing hereunder;

          (f) all documents which the Administrative Agent or any Bank may reasonably request relating to the existence of the Borrower the partnership authority for and the validity of this Agreement, the Notes and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, a certificate and agreement of the General Partner as of the Closing Date substantially in the form of Exhibit H (the "Officer's Certificate and Agreement"), signed by an Executive Officer of the General Partner, and certified copies of the following respective items for the Borrower and the General Partner:
(i) its Certificate of Declaration of Trust, or Certificate of Limited Partnership, (ii) its Declaration of Trust, Partnership Agreement, (iii) a certificate of the Secretary of State of the State of its incorporation or creation as to its good standing as a real estate investment trust or partnership created therein, and (iv) the action taken by its Board of Trustees of the General Partner authorizing the execution, delivery and performance of the Loan Documents to which it is a party;

          (g) a Notice of Borrowing or notification pursuant to
Section 2.03(e) of acceptance of one or more Money Market Quotes, as applicable;

          (h) receipt of the Borrowing Base Certificate for the Fiscal Quarter ending on June 30, 1999;

          (i) receipt of the upfront fee payable to the Banks pursuant to separate agreement between the Administrative Agent and the Borrower;

          (j) payment of all amounts payable under and termination of the Existing Credit Agreement (but if any Euro-Dollar Loans are outstanding under the Existing Credit Agreement on the Closing Date, then (1) if there is to be a funding of a Syndicated Loan on the Closing Date, any such Bank may net out from such funding the amount of its existing Syndicated Loan, and such amount shall be deemed to be due and payable under its Syndicated Loan Note for an Interest Period equal to the remaining Interest Period under its outstanding Euro-Dollar Loan under the Existing Credit Agreement); and

          (k) payment of all fees payable on the Closing Date to the Administrative Agent, the Syndication Agent and the Co-Lead Arrangers under the Agents' Letter Agreement.

      In addition, if the Borrower desires funding of a Fixed Rate Loan on the Closing Date, the Administrative Agent shall have received, the requisite number of days prior to the Closing Date, a funding indemnification letter satisfactory to it, pursuant to which (i) the Administrative Agent and the Borrower shall have agreed upon the interest rate, amount of Borrowing and Interest Period for such Fixed Rate Loan, and
(ii) the Borrower shall indemnify the Banks from any loss or expense arising from the failure to close on the anticipated Closing Date identified in such letter or the failure to borrow such Fixed Rate Loan on such date.

          SECTION 3.02.  CONDITIONS TO ALL BORROWINGS.

      The obligation of each Bank to make a Loan on the occasion of each Borrowing is subject to the satisfaction of the following conditions except as expressly provided in the last sentence of this Section 3.02:

          (a) receipt by the Administrative Agent of a Notice of Borrowing or acceptance of a Transaction Rate Quote or notification pursuant to
Section 2.03(e) of acceptance of one or more Money Market Quotes, as applicable;

          (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

          (c) the fact that the representations and warranties of the Borrower and each Guarantor contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing; and

          (d) the fact that, immediately after such Borrowing, the conditions set forth in clauses (i) and (ii) of Section 2.01(a) shall have been satisfied.

      Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

      The Borrower and (by incorporation by reference in the Guaranty) the Guarantors, as expressly stated, each represents and warrants that:

          SECTION 4.01.  PARTNERSHIP, TRUST AND CORPORATE EXISTENCE AND
POWER.

          (a) The Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its creation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all partnership powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where any failure does not have and would not reasonably be expected to cause a Material Adverse Effect.

          (b) The General Partner is a real estate investment trust duly organized, validly existing and in good standing under the laws of the jurisdiction of its creation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all trust powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where any failure does not have and would not reasonably be expected to cause a Material Adverse Effect. The only general partner of the Borrower is and shall be AMLI Residential Properties Trust. The only assets of the General Partner (other than cash held for distribution to its shareholders) are and shall be its interest in the Borrower and its interest in various partnerships in which it owns, directly or indirectly, not more than 1% of the partnership interests and in which Borrower owns, directly or indirectly, all of the remaining partnership interests.

          (c) Each Guarantor is a corporation or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its creation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where any failure does not have and would not reasonably be expected to cause a Material Adverse Effect.

          SECTION 4.02. CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION.

      The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents and by the Guarantors of the Guaranty and the Contribution Agreement (i) are within the Borrower's or such Guarantor's partnership or corporate powers, (ii) have been duly authorized by all necessary partnership or corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation, certificate of limited partnership, partnership agreement, or by-laws of the Borrower or any Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any Guarantor except where such contravention or default does not have and would not reasonably be expected to cause a Material Adverse Effect, and
(v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of Guarantor.

          SECTION 4.03.  BINDING EFFECT.

      This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes, the Guaranty and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower and the Guarantor parties thereto, enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

          SECTION 4.04.  FINANCIAL INFORMATION.

          (a) The balance sheet of the General Partner and the consolidated balance sheet of the Borrower as of December 31, 1998 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by KPMG Peat Marwick LLP, and the unaudited consolidated financial statements of the Borrower for the interim period ended June 30, 1999, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP, the financial position of the General Partner and the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and the (with respect to the Borrower, its consolidated) results of operations and cash flows for such periods stated.

          (b) Since December 31, 1998 there has been no event, act, condition or occurrence having a Material Adverse Effect.

          SECTION 4.05.  NO LITIGATION.

      There is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity of or could impair the ability of the Borrower to perform its obligations under, this Agreement, the Notes or any of the other Loan Documents.

          SECTION 4.06.  COMPLIANCE WITH ERISA.

          (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

          (b) Neither the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

          SECTION 4.07.  COMPLIANCE WITH LAWS; PAYMENT OF TAXES.

      To the best of the Borrower's knowledge, the Borrower and its Subsidiaries are in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where such compliance is being contested in good faith through appropriate proceedings, except where (i) such compliance is being contested in good faith through appropriate proceedings or (ii) any failure does not have and would not reasonably be expected to cause a Material Adverse Effect. There have been filed on behalf of the Borrower and its Subsidiaries all material Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid, except: (A) ad valorem taxes not due and payable; and (B) other liabilities, if (1) they are being contested in good faith and against which the Borrower, Guarantor or Subsidiary has set up reserves in accordance with GAAP, or (2) the aggregate amount involved is not in excess of $5,000,000. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. United States income tax returns of the General Partner, the Borrower and its Subsidiaries have not been examined.

          SECTION 4.08. SUBSIDIARIES, CO-INVESTMENT PARTNERSHIPS AND SERVICE COMPANIES.

      Each of the Borrower's Subsidiaries, Co- Investment Partnerships and Service Companies is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of creation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate or partnership powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where any failure does not have and would not reasonably be expected to cause a Material Adverse Effect. As of the Closing Date, the Borrower has no Subsidiaries or Co-Investment Partnerships except for those Subsidiaries and Co-Investment Partnerships listed on Schedule 4.08, which accurately sets forth each such Subsidiary's and Co-Investment Partnership's complete name and jurisdiction of creation. The Borrower will promptly notify the Administrative Agent of the creation of any new Subsidiary, and each such new Subsidiary shall be subject to the provisions of Section 5.28.

          SECTION 4.09.  INVESTMENT COMPANY ACT.

      Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 4.10.  PUBLIC UTILITY HOLDING COMPANY ACT.

      Neither the General Partner, the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

          SECTION 4.11.  OWNERSHIP OF PROPERTY; LIENS.

      Each of the General Partner, the Borrower and its Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property which constitutes Eligible Property is subject to any Lien except as permitted in Section 5.18.

          SECTION 4.12.  NO DEFAULT.

      Neither the General Partner, the Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          SECTION 4.13.  FULL DISCLOSURE.

      All information heretofore furnished by the Borrower to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Administrative Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts which could have or cause a Material Adverse Effect.

          SECTION 4.14.  ENVIRONMENTAL MATTERS.

          (a) Except as set forth in Schedule 4.14 (and, as approved by the Administrative Agent and the Banks in writing, as such Schedule 4.14 is amended or supplemented from time to time by the Borrower), to the best of the Borrower's knowledge, neither the Borrower nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA, which designation or all such designations in effect at any time, taken as a whole, could have or would cause a Material Adverse Effect. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. Section 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

          (b) Except as set forth in Schedule 4.14 (and, as approved by the Administrative Agent and the Banks in writing, as such Schedule 4.14 is amended or supplemented from time to time by the Borrower), to the best of the Borrower's knowledge, no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides, petroleum product and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in the ordinary course of business in material compliance with all applicable Environmental Requirements.

          (c) The Borrower and each of its Subsidiaries and Affiliates has procured all Environmental Authorizations necessary for the conduct of its business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's and Affiliate's, respective businesses, except where any such non-compliance would not have a Material Adverse Effect.

          SECTION 4.15.  CAPITAL STOCK.

      All Capital Stock, beneficial interests, debentures, bonds, notes and all other securities of the General Partner, the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in all material respects in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of Capital Stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower, and all such shares which are owned by the Borrower are owned by it free and clear of any Lien or adverse claim.

          SECTION 4.16.  MARGIN STOCK.

      Neither the Borrower nor any of its Subsidiaries is engaged principally, or as a significant part of its business, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation T, U or X.

          SECTION 4.17.  INSOLVENCY.

      After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement: (i) the Borrower will not (x) be "insolvent," within the meaning of such term as used in O.C.G.A. Section 18-2-22 or as defined in Section 101 of the "Bankruptcy Code", or Section 2 of either the "UFTA" or the "UFCA", or as defined or used in any "Other Applicable Law" (as those terms are defined below), or (y) be unable to pay its debts generally as such debts become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 6 of the UFCA, or (z) have an unreasonably small capital to engage in any business or transaction, whether current or contemplated, within the meaning of Section 548 of the Bankruptcy Code,
Section 4 of the UFTA or Section 5 of the UFCA; and (ii) the obligations of the Borrower under the Loan Documents and with respect to the Loans will not be rendered avoidable under any Other Applicable Law. For purposes of this Section 4.17, "Bankruptcy Code" means Title 11 of the United States Code, "UFTA" means the Uniform Fraudulent Transfer Act, "UFCA" means the Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable law pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time.

          SECTION 4.18.  INSURANCE.

      The Borrower and each of its Subsidiaries has (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, all-risk insurance in at least such amounts as are usually obtained in the same general area by companies of established repute engaged in the same or similar business.

          SECTION 4.19.  REAL ESTATE INVESTMENT TRUST; SOLE GENERAL
PARTNER.

      The General Partner is qualified under the Code as a real estate investment trust and is the sole general partner of the Borrower.

          SECTION 4.20.  YEAR 2000 COMPLIANCE.

      The Borrower (i) has developed, or is developing, a program to evaluate the ability of its computer hardware and software systems and programs to handle effectively data that includes dates after December 31, 1999 ("Year 2000 Compliant"), and (ii) has taken, or is in the process of taking, reasonable corrective action as necessary to make its computer hardware and software systems Year 2000 Compliant by December 31, 1999. Based on the foregoing, the Borrower does not expect that any Material Adverse Effect will exist or occur on or after January 1, 2000 as a result of any of its computer hardware or software systems or programs failing to be Year 2000 Compliant.


                                   ARTICLE V

                                   COVENANTS

      The Borrower and (by incorporation by reference in the Guaranty) the Guarantors agree that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

          SECTION 5.01.  INFORMATION.

      The Borrower will deliver to each of the Banks:

          (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the General Partner and a consolidated balance sheet of the Borrower and the Guarantors as of the end of such Fiscal Year and the related (with respect to the Borrower, its consolidated) statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, in either case audited by KPMG Peat Marwick LLP or other independent public accountants of nationally recognized standing, with such audit opinion to be free of material exceptions and qualifications not acceptable to the Required Banks;

          (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a (with respect to the Borrower, its consolidated) balance sheet of the Borrower and the Guarantors as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by an Executive Officer of the General Partner;

          (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of an Executive Officer of the General Partner (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.05, 5.15, 5.16, 5.17, and
5.20 through 5.26, inclusive, on the date of such financial statements and
(ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (d) within 5 Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto, which certificate shall indicate that it is a "Notice of Default";

          (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

          (g) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA;
(iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan; or (iv) contributes to or becomes obligated to contribute to a Multiemployer Plan, or incurs any withdrawal liability with respect to a Multiemployer Plan; then a copy of any such notice referred to in clauses (i) through (iii) of this paragraph, and a detailed description of the amount and the circumstances of such contribution or withdrawal liability obligation referred to in clause (iv) of this paragraph;

          (h) within 60 days after the end of each Fiscal Quarter, and more frequently, at the election of the Borrower, a Borrowing Base Certificate as of the last day of the Fiscal Quarter just ended;

          (i) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, operating statements for each Eligible Property for the period covered by such financial statements; and

          (j) from time to time such additional information regarding the financial position or business of the Borrower and the Guarantors as the Administrative Agent, at the request of any Bank, may reasonably request.

          SECTION 5.02.  INSPECTION OF PROPERTY, BOOKS AND RECORDS.

      The Borrower, the Guarantors and the General Partner will (i) keep proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit representatives of any Bank at such Bank's expense prior to the occurrence of a Default and at the Borrower's expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower, the General Partner and the Guarantors agree to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

          SECTION 5.03.  MAINTENANCE OF EXISTENCE.

      The Borrower, the General Partner and the Guarantors will, subject to Sections 5.04 and 5.05, each maintain its respective partnership, corporate and trust existence and carry on its respective business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained.

          SECTION 5.04.  DISSOLUTION.

      Neither the Borrower nor any of the Guarantors shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Guarantor, except for Partner Conversions.

          SECTION 5.05.  CONSOLIDATIONS, MERGERS AND SALES OF ASSETS.

      Neither the Borrower, the General Partner nor any of the Guarantors will consolidate or merge with or into, or acquire all or substantially all of the assets or stock of any other Person, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, provided that:

          (i) the Borrower may merge with another Person if (x) such Person was organized under the laws of the United States of America or one of its states, (y) the Borrower is the limited partnership surviving such merger and (z) immediately after giving effect to such merger, no Default shall have occurred and be continuing;

          (ii) Guarantors may merge with one another, and the Guarantors may sell, lease or otherwise transfer assets to the Borrower;

          (iii) the foregoing limitation on the acquisition of all or substantially all the assets or stock of another Person shall not prohibit, during any Fiscal Quarter, the acquisition of all or substantially all of the assets or stock of another Person unless the aggregate assets or stock acquired in a single acquisition or series of related acquisitions of all or substantially all of the assets or stock of another Person by the Borrower, the General Partner and the Guarantors during such Fiscal Quarter constituted more than 20% of Gross Asset Value at the end of the most recent Fiscal Quarter immediately preceding such Fiscal Quarter; and

          (iv) the foregoing limitation on the sale, lease or other transfer of assets shall not prohibit, during any Fiscal Quarter, a transfer of assets (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred, when combined with all other assets transferred, by the Borrower, the General Partner and the Guarantors during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, constituted more than 20% of Gross Asset Value at the end of the most recent Fiscal Year immediately preceding such Fiscal Quarter.

      In the case of any Guarantor which transfers substantially all of its assets pursuant to clause (iv) of the preceding sentence, and in the case of any Guarantor the stock of which is being sold and with respect to which clause (iv) would have been satisfied if the transaction had been a sale of assets of such Guarantor, such Guarantor may dissolve and shall be entitled to obtain from the Administrative Agent a written release from the Guaranty, provided that it can demonstrate to the reasonable satisfaction of the Administrative Agent that (A) it has repaid in full all Debt owed to the Borrower or any other Guarantor and (B) such sale was for cash and in the case of an asset transfer, the net cash proceeds received in connection therewith are being distributed to the Borrower as part of such dissolution, and upon obtaining such written release, it shall no longer be a Guarantor for any purpose hereunder.

          SECTION 5.06.  USE OF PROCEEDS.

      The proceeds of the Loans may be used for construction financing, acquisitions, working capital and general commercial purposes; provided, however, that no portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, unless such tender offer or other acquisition is to be made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired, and the provisions of Section 5.17 would not be violated, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or
(iii) for any purpose in violation of any applicable law or regulation.

          SECTION 5.07.  COMPLIANCE WITH LAWS; PAYMENT OF TAXES.

      The Borrower, the General Partner and the Guarantors will, and will cause each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where (i) the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued or (ii) any failure does not have and would not reasonably be expected to cause a Material Adverse Effect. The Borrower, the General Partner and the Guarantors will pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the Property of the Borrower or any Guarantor, except
(i) liabilities being contested in good faith and against which, if requested by the Administrative Agent, the Borrower will set up reserves in accordance with GAAP, or (2) the aggregate amount involved is not in excess of $5,000,000.

          SECTION 5.08.  INSURANCE.

      The Borrower, the General Partner and the Guarantors will maintain (either in the name of the Borrower, the General Partner or in such Guarantor's own name), with financially sound and reputable insurance companies, all-risk insurance on all its property in at least such amounts as are usually obtained in the same general area by companies of established repute engaged in the same or similar business.

          SECTION 5.09.  CHANGE IN FISCAL YEAR.

      The Borrower and each of the Guarantors agrees that it will not change its Fiscal Year without the consent of the Required Banks.

          SECTION 5.10.  MAINTENANCE OF PROPERTY.

      The Borrower, the General Partner and each Guarantor shall maintain in all material respects all of its Properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

          SECTION 5.11.  ENVIRONMENTAL NOTICES.

      The Borrower and each Guarantor shall furnish to the Banks and the Administrative Agent prompt written notice of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing, which has had or would reasonably be expected to cause a Material Adverse Effect.

          SECTION 5.12.  ENVIRONMENTAL MATTERS.

      The Borrower and the Guarantors will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements, except where any failure does not have and would not reasonably be expected to cause a Material Adverse Effect.

          SECTION 5.13.  ENVIRONMENTAL RELEASE.

      The Borrower and each Guarantor agrees that upon the occurrence of an Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority, except where any Environmental Release does not have and would not reasonably be expected to cause a Material Adverse Effect.

          SECTION 5.14.  TRANSACTIONS WITH AFFILIATES.

      Neither the General Partner, the Borrower nor any of the Guarantors shall enter into, or be a party to, any transaction with any Affiliate of the Borrower or such Guarantor (which Affiliate is not the General Partner, the Borrower or a Guarantor), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms and are no less favorable to the General Partner, Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

          SECTION 5.15.  RESTRICTED PAYMENTS.

      The Borrower's Restricted Payments in any calendar year shall not exceed 95% of Funds From Operations for such period, unless (i) the Borrower must pay out an amount in excess of 95% of Funds From Operations to permit the General Partner to preserve its status as a real estate investment trust under the applicable provision of the Code, or (ii) the Borrower declares one or more capital gains dividends within such calendar year (in which event the amount of additional Restricted Payments that may be made as a result of such declaration as provided in this clause
(ii) shall not exceed the greater of (A) the income tax liability of the Borrower's partners with respect thereto and (B) $1,500,000). In the event that the Borrower receives an Investment Grade Debt Rating and so long as that rating (or a better rating) is affirmed during each year, the Borrower's Restricted Payments in any calendar year will be limited to 100% of Funds from Operations for such calendar year with the same exceptions contained in clauses (i) and (ii) of this Section 5.15.

          SECTION 5.16.  LOANS OR ADVANCES.

      Neither the Borrower, the General Partner nor any of the Guarantors shall make loans or advances to any Person except as permitted by
Section 5.17 and except:

          (i) deposits required by government agencies or public utilities;

          (ii) loans or advances from the Borrower to a Guarantor or from a Guarantor to the Borrower or another Guarantor;

          (iii) loans and advances made to (A) AMLI Institutional Advisors, Inc. as part of its initial capital structure in the amount of $500,000, and (B) AMLI Management Company as part of its initial capital structure in the amount of $3,000,000;

          (iv) loans or advances to employees, officers and directors not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business, but excluding loans and advances described in clause (v);

          (v) loans and advances to employees, officers and directors to enable them to buy partnership units in the Borrower or stock in the General Partner which are secured by a pledge of such stock, so long as the aggregate amount of all such loans does not exceed $10,000,000;

          (vi) working capital loans and advances to AMLI Residential Construction, Inc. for use in the ordinary course of business and consistent with past practices, so long as the aggregate principal amount outstanding at any time for all such loans and advances is not in excess of $15,000,000;

          (vii) loans and advances to Co-Investment Partnerships in an aggregate amount which, together with Investments in Co-Investment Partnerships, does not exceed (i) so long as the Borrower has no Investment Grade Debt Rating, 15% of Gross Asset Value and (ii) while the Borrower has an Investment Grade Debt Rating, 20% of Gross Asset Value; and/or

          (viii) other loans and advances by the Borrower, the General Partner and the Guarantors to any Person other than a Co-Investment Partnership which (x) are evidenced by notes (and, if requested by the Administrative Agent, acting at the direction of the Required Banks, with such notes, together with any related mortgage, have been assigned to and pledged with the Administrative Agent, for the benefit of itself and the Banks, as security for the payment of all obligations of the Borrower to the Administrative Agent and the Banks hereunder) and (y) are in an amount which, together with Investments permitted by clause (vii) of Section 5.17, do not exceed 5% of Gross Asset Value as of the end of the most recent Fiscal Quarter; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, no Default shall be in existence or be created thereby.

          SECTION 5.17.  INVESTMENTS.

      Investments of the Borrower as of the Closing Date (other than in Subsidiaries and Co-Investment Partnerships, which are set forth in
Schedule 4.08), are set forth on Schedule 5.17. Neither the Borrower, the General Partner nor any of the Guarantors shall make Investments after the Closing Date in any Person except as permitted by Section 5.16 and except Investments in:

          (i) direct obligations of the United States Government maturing within one year;

          (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent;

          (iii) commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition;

          (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least A or the equivalent thereof by S&P and A or the equivalent thereof by Moody's;

          (v) Investments consisting of the acquisition of all or substantially all of the assets or stock of another Person permitted by
Section 5.05(iii);

          (vi) Investments in Co-Investment Partnerships permitted by
Section 5.26; and/or

          (vii) other Investments by the Borrower, the General Partner and the Guarantors, other than in Co-Investment Partnerships, in an amount which, together with loans and advances permitted by clause (viii) of
Section 5.16, do not exceed 5% of Gross Asset Value as of the end of the most recent Fiscal Quarter;

provided, however, immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.

          SECTION 5.18.  LIENS ON ELIGIBLE PROPERTY.

      Neither the Borrower nor any Guarantor will create, assume or suffer to exist any Lien on any Eligible Property now owned or hereafter acquired by it, except: (i) Liens incidental to the conduct of its business or the ownership of its assets which (x) do not secure Debt and (y) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business; and (ii) as permitted by the proviso contained in the definition of Eligible Property.

          SECTION 5.19.  RESTRICTIONS ON ABILITY OF GUARANTORS TO PAY
DIVIDENDS.

      The Borrower shall not permit any Guarantor to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any contractual encumbrance or restriction on the ability of any such Guarantor to (i) pay any dividends or make any other distributions on its Capital Stock or any other interest or (ii) make or repay any loans or advances to the Borrower or the parent of such Guarantor.

          SECTION 5.20. RATIO OF TOTAL CONSOLIDATED LIABILITIES TO UNDEPRECIATED BOOK ASSET VALUE.

      The ratio of Total Consolidated Liabilities to Undepreciated Book Asset Value shall at all times be equal to or less than 0.60 to 1.0.

          SECTION 5.21.  RATIO OF TOTAL SECURED DEBT TO GROSS ASSET VALUE.

      The ratio of Total Secured Debt to Gross Asset Value shall at all times be equal to or less than 0.45 to 1.0.

          SECTION 5.22.  RATIO OF EBITDA TO CONSOLIDATED INTEREST EXPENSE.

      The ratio of EBITDA to Consolidated Interest Expense for the Fiscal Quarter just ended will not be less than 2.0 to 1.0, calculated at the end of each Fiscal Quarter.

          SECTION 5.23.  RATIO OF UNENCUMBERED ASSETS TO UNSECURED FUNDED
DEBT.

      The ratio of Unencumbered Assets to Unsecured Funded Debt shall at all times be equal to or greater than 1.75 to 1.00.

          SECTION 5.24. RATIO OF UNSECURED NET OPERATING INCOME TO UNSECURED INTEREST EXPENSE.

      The ratio of Unsecured Net Operating Income to Unsecured Interest Expense shall at all times be equal to or greater than 2.0 to 1.0.

          SECTION 5.25.  RATIO OF EBITDA TO CONSOLIDATED FIXED CHARGES.

      The ratio of EBITDA to Consolidated Fixed Charges for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters will not be less than 1.75 to 1.0, calculated at the end of each Fiscal Quarter.

          SECTION 5.26.  CO-INVESTMENT PARTNERSHIPS DEPRECIATED BOOK VALUE.

      The amount of the depreciated book value set forth on the line item designated as "Investments in Partnerships" on the Borrower's consolidated balance sheet, together with the aggregate amount of loans and advances to Co-Investment Partnerships permitted by clause (vii) of Section 5.16, shall not at any time exceed (i) so long as the Borrower does not have an Investment Grade Debt Rating, 15% of Gross Asset Value and (ii) while the Borrower has an Investment Grade Debt Rating, 20% of Gross Asset Value.

          SECTION 5.27.  STATUS AS A REIT.

      The General Partner shall at all times maintain its status as a real estate investment trust under the Code and remain sole general partner of the Borrower. Neither the Borrower nor the General Partner will agree to amend or otherwise modify the provisions of Section 3.2 of the limited partnership agreement of the Borrower, as in effect on the date of this Agreement, without the prior written consent of the Required Banks (which consent the Banks hereby agree not to unreasonably withhold or delay).

          SECTION 5.28.  NEW SUBSIDIARIES TO BECOME GUARANTORS.

      Any Subsidiary acquired or created after June 27, 1997, (other than Co-Investment Partnerships), must become a Guarantor promptly upon its acquisition or creation, in each case by (x) executing and delivering to the Administrative Agent a counterpart of the Guaranty and a counterpart of the Contribution Agreement, thereby becoming a party to each of them,
(y) delivering to the Administrative Agent an opinion of counsel to such Subsidiary, in substantially the form and substance of Exhibit B, but limited to such Subsidiary and the Guaranty and Contribution Agreement, and excluding paragraph 2 thereof, and (z) delivering to the Administrative Agent documents pertaining to the Subsidiary reasonably requested by the Administrative Agent of the types described in paragraph (f) of
Section 3.01, but relating to the Guaranty and the Contribution Agreement.

          SECTION 5.29.  SERVICE COMPANY DISTRIBUTIONS.

      The Borrower agrees that (i) it shall not amend or otherwise modify any corporate charter of or similar agreement relating to any Service Company which would decrease the amount of preferred stock dividends or yield with respect thereto which would be received by the Borrower, and
(ii) shall hold at all times an Economic Percentage in each Service Company equal to at least 75%.

          SECTION 5.30.  ADDITIONAL DEBT.

      Neither the Borrower, the General Partner nor any Guarantor will create, incur, assume or suffer to exist any Debt except (i) Debt in existence on June 27, 1997; (ii) Debt of any Guarantor to the Borrower,
(iii) publicly held debt having a maturity later than the Termination Date, and (iv) other Debt which is privately held and which does not constitute revolving credit.


                                  ARTICLE VI

                                   DEFAULTS

          SECTION 6.01.  EVENTS OF DEFAULT.

      If one or more of the following events ("Events of Default") shall have occurred and be continuing:

          (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

          (b) the Borrower or the General Partner shall fail to observe or perform any covenant contained in Sections 5.01(d), 5.01(h), 5.02(ii), 5.03 through 5.06, inclusive, Sections 5.16 through 5.28, inclusive, or

          (c) the Borrower, the General Partner or any Guarantor shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph
(a) or (b) above) or the Guaranty and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower, the General Partner or such Guarantor by the Administrative Agent at the request of any Bank or
(ii) the Borrower, the General Partner or such Guarantor otherwise becomes aware of any such failure; or

          (d) any representation, warranty, certification or statement made by the Borrower, the General Partner or any Guarantor in Article IV of this Agreement or the Guaranty or in any certificate, financial statement or other document delivered pursuant to this Agreement or the Guaranty shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

          (e) the Borrower, the General Partner or any Guarantor shall fail to make any payment in respect of the Harris Trust Facility, or in respect of Debt in an aggregate principal amount outstanding in excess of $10,000,000 (other than the Notes), or under any Hedging Agreement with a termination value in excess of $10,000,000 (computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable Hedging Agreement) when due or within any applicable grace period; provided, however, that there shall be excluded from the foregoing any Non-Recourse Mortgage Debt which, on a cumulative basis since June 27, 1997, does not exceed $25,000,000 in aggregate principal amount; or

          (f) any event or condition (other than the voluntary termination of the Harris Trust Facility, by the Borrower or Harris Trust and Savings Bank, while no uncured "default" or "event of default" (as defined therein) has occurred and then exists) shall occur which results in the acceleration of the maturity or termination of the Harris Trust Facility or the acceleration of the maturity of Debt (other than the voluntary termination of a credit facility, by the Borrower or the creditor thereunder, while no uncured "default" or "event of default" (as defined therein) has occurred and then exists) in an aggregate principal amount outstanding in excess of $10,000,000 of the Borrower, the General Partner or any Guarantor (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower, the General Partner or any Guarantor) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or commitment or any Person acting on such holders' behalf to accelerate the maturity thereof or terminate any such commitment (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower, the General Partner or any Guarantor); provided, however, that there shall be excluded from the foregoing any Non-Recourse Mortgage Debt which does not exceed $25,000,000 in aggregate principal amount; or

          (g) the Borrower, the General Partner or any Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability or failure generally, to pay its debts as they become due, or shall take any action to authorize any of the foregoing; or

          (h) an involuntary case or other proceeding shall be commenced against the Borrower, the General Partner or any Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower, the General Partner or any Guarantor under the federal bankruptcy laws as now or hereafter in effect; or

          (i) the Borrower, the General Partner, any Guarantor or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, the General Partner, any Guarantor or any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Subsection (c) of Section 4041 of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

          (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Borrower, the General Partner or any Guarantor and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

          (k) a federal tax lien shall be filed against the Borrower, the General Partner or any Guarantor under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower, the General Partner or any Guarantor under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

          (l) the occurrence of any event, act, occurrence, or condition which the Required Banks determine either does or has a reasonable probability of causing a Material Adverse Effect.
then, and in every such event, (i) the Administrative Agent shall, if requested by the Required Banks, by notice to the Borrower terminate the Commitments and the obligation to make Swing Loans and they shall thereupon terminate, (ii) any Bank may terminate its obligation to fund a Money Market Loan in connection with any relevant Money Market Quote, and
(iii) the Administrative Agent shall, if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents, to be, and the Notes (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default specified in paragraph (g) or
(h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments and the obligations to make Swing Loans shall thereupon terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically and without notice become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default. Notwithstanding the foregoing, the Administrative Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

          SECTION 6.02.  NOTICE OF DEFAULT.

      The Administrative Agent shall give notice to the Borrower of any Default under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                  ARTICLE VII

                           THE ADMINISTRATIVE AGENT

         SECTION 7.01.  APPOINTMENT; POWERS AND IMMUNITIES.

      Each Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as its administrative agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Administrative
Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Administrative Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VII are solely for the benefit of the Administrative Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Administrative Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

          SECTION 7.02.  RELIANCE BY ADMINISTRATIVE AGENT.

      The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

          SECTION 7.03.  DEFAULTS.

      The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or an Event of Default, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. The Administrative Agent shall (subject to Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

          SECTION 7.04. RIGHTS OF ADMINISTRATIVE AGENT AND ITS AFFILIATES AS A BANK.

      With respect to the Loans made by the Administrative Agent and any Affiliate of the Administrative Agent, Wachovia in its capacity as a Bank hereunder and any Affiliate of the Administrative Agent or such Affiliate in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though Wachovia were not acting as the Administrative Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity and any Affiliate of the Administrative Agent in its individual capacity. The Administrative Agent and any Affiliate of the Administrative Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the General Partner or the Borrower (and any of the Borrower's Affiliates) as if Wachovia were not acting as the Administrative Agent, and the Administrative Agent and any Affiliate of the Administrative Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Administrative Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

          SECTION 7.05.  INDEMNIFICATION.

      Each Bank severally agrees to indemnify the Administrative Agent and the Syndication Agent, to the extent the Administrative Agent, the Syndication Agent and the Documentation Agent, shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent, the Syndication Agent or the Documentation Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent, the Syndication Agent or the Documentation Agent; and provided further that no Designated Bank shall be liable for any payment under this Section 7.05 so long as, and to the extent that, its Designating Bank makes such payments. If any indemnity furnished to the Administrative Agent, the Syndication Agent or the Documentation Agent for any purpose shall, in the opinion of the Administrative Agent, the Syndication Agent or the Documentation Agent, be insufficient or become impaired, the Administrative Agent, the Syndication Agent or the Documentation Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

          SECTION 7.06.  CONSEQUENTIAL DAMAGES.

      NEITHER THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT NOR ANY BANK SHALL BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          SECTION 7.07.  PAYEE OF NOTE TREATED AS OWNER.

      The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent and the provisions of Section 9.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

          SECTION 7.08.  NONRELIANCE ON ADMINISTRATIVE AGENT AND OTHER
BANKS.

      Each Bank agrees that it has, independently and without reliance on the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Administrative Agent.

          SECTION 7.09.  FAILURE TO ACT.

      Except for action expressly required of the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Administrative Agent by reason of taking, continuing to take, or failing to take any such action.

          SECTION 7.10.  RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT.

      Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Administrative Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Administrative Agent, subject to the consent of the Borrower (which shall not be unreasonably withheld or delayed), except that no such consent shall be required during the continuance of a Default. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's notice of resignation or the Required Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, subject to the consent of the Borrower (which shall not be unreasonably withheld or delayed), except during the continuance of a Default. Any successor Administrative Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder.

          SECTION 7.11.  SYNDICATION AGENT AND DOCUMENTATION AGENT.

      The Syndication Agent and the Documentation Agent, it their respective capacities as such, shall have no duties or responsibilities under this Agreement or any of the other Loan Documents.


                                 ARTICLE VIII

                     CHANGE IN CIRCUMSTANCES; COMPENSATION

          SECTION 8.01.  BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR
UNFAIR.

      If on or prior to the first day of any Interest Period:

          (a) the Administrative Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

          (b) the Required Banks advise the Administrative Agent that the London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding the Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans specified in such notice shall be suspended. Unless the Borrower notifies the Administrative Agent at least 2 Domestic Business Days before the date of any Borrowing of such Euro-Dollar Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

          SECTION 8.02.  ILLEGALITY.

      If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein or any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank.
If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon and any amount due such Bank pursuant to Section 8.05(a). Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

          SECTION 8.03.  INCREASED COST AND REDUCED RETURN.

          (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

          (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve
Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

          (ii) shall impose on any Bank (or its Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending
Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

          (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          (d) the provisions of this Section 8.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

          (e) No Bank, Assignee or other Transferee will charge Borrower for increased costs or reduced returns pursuant to Sections 8.03(a) or
(b) at a higher rate than such Bank, Assignee or other Transferee charges its other similarly situated borrowers or customers.

          SECTION 8.04.  BASE RATE LOANS SUBSTITUTED FOR EURO- DOLLAR
LOANS.

      If (i) the obligation of any Bank to make or maintain any Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

          (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

          SECTION 8.05.  COMPENSATION.

      Upon the request of any Bank, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank as a result of:

          (a) any payment or prepayment (pursuant to Section 2.10, 2.11, 6.01, 8.02 or otherwise) of a Fixed Rate Loan on a date other than the last day of an Interest Period for such Loan; or

          (b) any failure by the Borrower to prepay a Fixed Rate Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

          (c) any failure by the Borrower to borrow a Fixed Rate Loan on the date for the Fixed Rate Borrowing of which such Fixed Rate Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to
Section 2.02 or notification of acceptance of Money Market Quotes pursuant to Section 2.03(e);

such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Fixed Rate Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Fixed Rate Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Fixed Rate Loan provided for herein over (y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market (if such Fixed Rate Loan is a Euro-Dollar Loan).

                                  ARTICLE IX

                                 MISCELLANEOUS

          SECTION 9.01.  NOTICES.

      All notices, requests and other communications to any party hereunder shall be in writing (including telecopier or similar writing, except as hereafter expressly provided) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or Article VIII shall not be effective until received. Notwithstanding the foregoing, notices pursuant to Section 6.01 and service of process pursuant to Section 9.16(d) shall not be given by telecopier.

          SECTION 9.02.  NO WAIVERS.

      No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 9.03.  EXPENSES; DOCUMENTARY TAXES.

      The Borrower shall pay (i) all out-of-pocket expenses of the Administrative Agent, including fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and the Banks, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Administrative Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

          SECTION 9.04.  INDEMNIFICATION.

      The Borrower shall indemnify the Administrative Agent, the Syndication Agent, the Documentation Agent, the Banks and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Administrative Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Administrative Agent, the

Syndication Agent, the Documentation Agent and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

          SECTION 9.05.  SETOFF; SHARING OF SETOFFS.

          (a) The Borrower hereby grants to the Administrative Agent and each Bank (and Wachovia, as to the Swing Loans) a lien for all indebtedness and obligations owing to them from the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Administrative Agent or any such Bank or otherwise in the possession or control of the Administrative Agent or any such Bank for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Administrative Agent or any such Bank, whether now existing or hereafter established hereby authorizing the Administrative Agent and each Bank at any time or times with or without prior notice to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower to the Banks and/or the Administrative Agent then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Administrative Agent or any such Bank as soon as the same may be put in transit to it by mail or carrier or by other bailee.

          (b) Each Bank agrees that if it shall, by exercising any right of setoff or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that (i) nothing in this Section shall impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

          SECTION 9.06.  AMENDMENTS AND WAIVERS.

          (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that, no such amendment or waiver shall, unless signed by all Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees (other than fees payable to the Administrative Agent) hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, or (viii) release any Guarantee given to support payment of the Loans, or
(ix) change the definition of "Borrowing Base", or (x) change any provision of Section 9.06(a).

          (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement except through the Administrative Agent, unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

     (c) The Designated Bank hereby appoints Designating Bank as Designated Bank's agent and attorney in fact and grants to the Designating Bank an irrevocable power of attorney, coupled with an interest, to receive payments made for the benefit of the Designated Bank under this Agreement, to deliver and receive all communications and notices under this Agreement and other Loan Documents and to exercise on the Designated Bank's behalf all rights to vote and to grant and make approvals, waivers, consent of amendments to or under this Agreement or other Loan Documents. Any document executed by such agent on the Designated Bank's behalf in connection with this Agreement or other Loan Documents shall be binding on the Designated Bank. The Borrower, the Administrative Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.

          SECTION 9.07.  NO MARGIN STOCK COLLATERAL.

      Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

          SECTION 9.08.  SUCCESSORS AND ASSIGNS.

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

          (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related loan or loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the change of the principal of the related loan or loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any Guarantee given to support payment of the Loans. Each Bank selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement, other than a Money Market Loan or Money Market Note or participating interest therein, shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant.

The Borrower agrees that each Participant shall be entitled to the benefits of Article VIII with respect to its participation in Loans outstanding from time to time.

          (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all or a proportionate part of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Bank and the Administrative Agent (and, in the case of an Assignee that is not then a Bank, subject to clause (iii) below, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) if a Bank is assigning only a portion of its Commitment, then, the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $5,000,000, (iii) except during the continuance of a Default, no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank (or an Affiliate or Related Fund of a Bank) without the consent of the Borrower and the Administrative Agent, which consent shall not be unreasonably withheld, and (iv) a Bank may not have more than 3 Assignees that are not then Banks (or an Affiliate or Related Fund thereof) at any one time. Upon
(A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Administrative Agent and (if applicable) the Borrower,
(B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Administrative Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment of a processing and recordation fee of $2,500 to the Administrative Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Administrative Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new
Note is issued to each of such Assignee and such transferor Bank.

          (d) Subject to the provisions of Section 9.09, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

          (e) No Transferee shall be entitled to receive any greater payment under Section 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          (f) Anything in this Section 9.08 to the contrary notwithstand-ing, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

          (g) Any Bank may at any time designate not more than one Designated Bank to fund Money Market Loans on behalf of such Designating Bank subject to the terms of Section 9.08(c), and the provisions of
Section 9.08(c) shall not apply to such designation. No Bank may have more than one Designated Bank at any time. Such designation may occur either by the execution of the signature pages hereof by such Bank and Designated Bank next to the appropriate "Designating Bank" and "Designated Bank" captions, or by execution by such parties of a Designation Agreement subsequent to the date hereof; provided, that any Bank and its Designated Bank executing the signatures pages hereof as "Designating Bank" and "Designated Bank", respectively, on the date hereof shall be deemed to have executed a Designation Agreement, and shall be bound by the respective representations, warranties and covenants contained therein, and such designation shall be conclusively deemed to be acknowledged by the Borrower and the Administrative Agent. The parties to each such designation occurring subsequent to the execution date hereof shall execute and deliver to the Administrative Agent and the Borrower for their acknowledgment a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Bank and a designee representing that it is a Designated Bank and acknowledgment by the Borrower, the Administrative Agent will acknowledge such Designation Agreement and will give prompt notice thereof to the Borrower and the other

Banks, whereupon, (i) the Borrower shall execute and deliver to the Designating Bank a Designated Bank Note payable to the order of the Designated Bank, (ii) from and after the effective date specified in the Designation Agreement, the Designated Bank shall become a party to this Agreement with a right to make Money Market Loans on behalf of its Designating Bank pursuant to Section 2.03(h), and (iii) the Designated Bank shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Bank which is not otherwise required to repay obligations of such Designated Bank which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Bank, the Designating Bank shall be and remain obligated to the Borrower, the Administrative Agent and the Banks for each and every obligation of the Designating Bank and its related Designated Bank with respect to this Agreement, including, without limitation, any indemnification obligations under Section 7.05 and any sums otherwise payable to the Borrower by the Designated Bank. Each Designating Bank, or a specified branch or affiliate thereof, shall serve as the administrative agent of its Designated Bank and shall on behalf of its Designated Bank: (i) receive any and all payments made for the benefit of such Designated Bank and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by a Designating Bank, or specified branch or affiliate thereof, as administrative agent for its Designated Bank and need not be signed by such Designated Bank on its own behalf. The Borrower, the Administrative Agent and the Banks may rely thereon without any requirement that the Designated Bank sign or acknowledge the same. No Designated Bank may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than via an assignment to its Designating Bank or Liquidity Bank (but any assignment to a Liquidity Bank shall not curtail or affect the appointment or rights of the Designating Bank pursuant to Section 9.06(c) or Section 4 of the Designation Agreement, which appointment and rights are irrevocable), if any, or otherwise in accordance with the provisions of Section 2.03(h).

          SECTION 9.09.  CONFIDENTIALITY.

      Each Bank agrees to exercise commercially reasonable efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's Affiliates, legal counsel and independent auditors, (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.09 and (ix) by any Designated Bank to any rating agency, commercial paper dealer, or provider of a surety, guaranty or credit or liquidity enhancement to such Designated Bank which has agreed in writing to be bound by the provisions of this
Section 9.09; provided that should disclosure of any such confidential information be required by virtue of clause (ii) of the immediately preceding sentence, to the extent permitted by law, any relevant Bank shall promptly notify the Borrower of same so as to allow the Borrower to seek a protective order or to take any other appropriate action; provided, further, that, no Bank shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrower to effect any such action.

          SECTION 9.10.  REPRESENTATION BY BANKS.

      Each Bank hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided that, subject to
Section 9.08, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

          SECTION 9.11.  OBLIGATIONS SEVERAL.

      The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

          SECTION 9.12.  GEORGIA LAW.

      This Agreement and each Note shall be construed in accordance with and governed by the law of the State of Georgia.

          SECTION 9.13.  SEVERABILITY.

      In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

          SECTION 9.14.  INTEREST.

      In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Bank, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Administrative Agent and the Banks do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Administrative Agent or the Banks hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants, to the fullest extent permitted by law, that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable, against the Administrative Agent or any Bank, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Administrative Agent or any Bank, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Administrative Agent and each Bank shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and
(ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

          SECTION 9.15.  INTERPRETATION.

      No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

          SECTION 9.16.  WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

      The Borrower (a) and each of the Banks and the Administrative Agent irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, (b) submits to the nonexclusive personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (d) agrees that service of process may be made upon it in the manner prescribed in
Section 9.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Administrative Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

          SECTION 9.17.  COUNTERPARTS.

      This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          SECTION 9.18.  SOURCE OF FUNDS -- ERISA.

      Each of the Banks hereby severally (and not jointly) represents to the Borrower that no part of the funds to be used by such Bank to fund the Loans hereunder from time to time constitutes (i) assets allocated to any separate account maintained by such Bank in which any employee benefit plan (or its related trust) has any interest nor (ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

          SECTION 9.19.  EXCULPATION.

      Neither the General Partner nor any other partner of the Borrower, nor any officer or trustee of any of them, shall have any obligation or liability for payment of the Loans, and holders of the Notes will have no claims or other recourse against the General Partner or any other partner of the Borrower or any officer or trustee of any of them, or against any assets of the General Partner or any other partner of the Borrower or any officer or trustee of any of them, in respect of the Loans; and the holders of the Notes shall not have any right to enforce any obligations of a partner to make a contribution to the Borrower under any provision of the Agreement of Limited Partnership of the Borrower. Neither the General Partner nor any other partner of the Borrower nor any officer or trustee of any of them nor any of their respective assets shall be subject to any lien, levy, execution or any other enforcement procedure relating directly or indirectly to the Loans or any obligations thereunder; provided, however, that in the event of a dissolution of the Borrower, any assets of the Borrower that are received by the General Partner in such dissolution shall be subject to the claims of the holders of the Notes for the enforcement of payment thereof.

          SECTION 9.20. NO BANKRUPTCY PROCEEDINGS. Each of the borrower, the Banks, the Administrative Agent, the Syndication Agent and the Documentation Agent agrees that it will not institute against any Designated Bank or join any other Person in instituting against any Designated Bank any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Bank.




              [Signatures are contained on the following pages.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                               AMLI RESIDENTIAL PROPERTIES, L.P.,
                               a Delaware Limited Partnership


                               By:   AMLI Residential Properties Trust,
                                     a Maryland real estate investment
                                     trust,
                                     its General Partner


                                     By:
                                           ------------------------------
                                     Title:
                                           ------------------------------


AMLI Residential Properties, L.P.
125 South Wacker Dr., Suite 3100
Chicago, Illinois 60606
Attention: President
Telecopier Number:   312-443-0909
Confirmation Number:  312-443-1477

                                  COMMITMENTS


$40,000,000

WACHOVIA BANK, N.A.,
as Administrative Agent and as a Bank
(SEAL)




By:
      ------------------------------
      Title:
            ------------------------------




Lending Office
--------------

Wachovia Bank, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attention:  Syndications Group
Telecopier Number:   404-332-4005
Confirmation Number:  404-332-6971

$40,000,000

BANK ONE, NA,  as Syndication Agent
and as a Bank
(SEAL)




By:
      ------------------------------
      Title:
            ------------------------




Lending Office
--------------

Bank One, NA
Main Office (Chicago)
1 Bank One Plaza
Chicago, Illinois  60670-0315
Attention:  Timothy J. Carew
Telecopier Number:  312-732-1117
Confirmation Number:  312-732-5419

$35,000,000

PNC BANK, NATIONAL ASSOCIATION,
as Documentation Agent and as a Bank
(SEAL)




By:
      ------------------------------
      Title:
            ------------------------




Lending Office
--------------

PNC Bank, National Association
One PNC Plaza
249 Fifth Avenue
Mail Stop: P1-POPP-19-2
Pittsburgh, Pennsylvania  15222-2707
Attention:  Michael Smith
Telecopier Number:  412-762-6500
Confirmation Number: 412-768-9135

$35,000,000

HARRIS TRUST AND SAVINGS BANK,
as Senior Managing Agent and as a Bank
(SEAL)




By:
      ------------------------------
      Title:
            ------------------------




Lending Office
--------------

Harris Trust and Savings Bank
111 West Monroe, 5th Floor West
Chicago, Illinois 60603
Attention: Gregory M. Bins
Telecopier Number:  312-461-2968
Confirmation Number:  312-461-2203

$30,000,000

COMMERZBANK AG, NEW YORK BRANCH, as Managing Agent and as a Bank
(SEAL)




By:
      ------------------------------
      Title:
            ------------------------



By:
      ------------------------------
      Title:
            ------------------------




Lending Office
--------------

Commerzbank AG, New York Branch
2 World Financial Center
New York, New York 10281-1050
Attention: Douglas P. Traynor
Telecopier Number: 212-266-7685
Confirmation Number: 212-266-7569

FOUR WINDS FUNDING CORPORATION,
as a Bank
(SEAL)




By:   Commerzbank AG, New York Branch,
      As Administrator and Attorney-in-Fact

By:
      ------------------------------
      Title:
            ------------------------


By:
      ------------------------------
      Title:
            ------------------------

$25,000,000

LASALLE BANK, NATIONAL ASSOCIATION
as a Bank
(SEAL)



By:
      ------------------------------
      Title:
            ------------------------




Lending Office
--------------

LaSalle Bank, National Association
135 South LaSalle Street
Suite 1225
Chicago, Illinois  60603
Attention:  John C. Hein
Telecopier Number:  312-904-6467
Confirmation Number:  312-904-8620

$25,000,000

SOUTHTRUST BANK, N.A.,
as a Bank
(SEAL)




By:
      ------------------------------
      Title:
            ------------------------




Lending Office
--------------

SouthTrust Bank, N.A.
420 North 20th Street
Birmingham, Alabama 35290
Attention: Lynn Feuerlein
Telecopier Number:  205-254-8270
Confirmation Number: 205-254-5870

$20,000,000

FIRSTAR BANK, NATIONAL
ASSOCIATION, as a Bank
(SEAL)



By:
      ------------------------------
      Title:
            ------------------------




Lending Office
--------------

Firstar Bank
425 Walnut Street, ML CN-WN-10CR
Cincinnati, Ohio 45202
Attention: Maureen A. Dunne
Telecopier Number:  513-632-5590
Confirmation Number: 513-632-3903




TOTAL COMMITMENTS:
$250,000,000

                                  EXHIBIT A-1
                                  -----------




SYNDICATED LOAN NOTE
Atlanta, Georgia
October 12, 1999




            For value received, AMLI RESIDENTIAL PROPERTIES, L.P., a Delaware limited partnership (the "Borrower"), promises to pay to the order of _________________, a ____________________ (the "Bank"), for the account of its Lending Office, the principal sum of ___________________________________ AND NO/100 DOLLARS ($________), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

            All Syndicated Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

            This Note is one of the Syndicated Loan Notes referred to in the Credit Agreement dated as of October 12, 1999 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Note is collected by law or through an attorney at law.

            The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

            This Note and the rights and claims of the Bank hereunder are subject in all respects to the provisions of Section 9.19 of the Credit Agreement, which contains exculpation provisions with respect to the liability of the general and limited partners of Borrower with respect to the liabilities of the Borrower hereunder.

            IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                         AMLI RESIDENTIAL PROPERTIES, L.P.,
                         a Delaware limited partnership
                         (SEAL)

                         By:   AMLI Residential Properties Trust,
                               a Maryland real estate investment trust,
                               its General Partner


                               By:
                                     ------------------------------------
                               Title:
                                     ------------------------------------

                  SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL



            Base
            Rate
          or Euro-        Amount       Amount of
           Dollar           of         Principal     Maturity      Notation
Date        Loan           Loan         Repaid         Date         Made By
----     ----------     ----------    ----------    ----------    ----------

                                  EXHIBIT A-2
                                  -----------


SWING LOAN NOTE
Atlanta, Georgia
October 12, 1999



      For value received, AMLI RESIDENTIAL PROPERTIES, L.P., a Delaware limited partnership (the "Borrower"), promises to pay to the order of WACHOVIA BANK, N.A. (the "Bank"), for the account of its Lending Office, the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000), or such lesser amount as shall equal the unpaid principal amount of each Swing Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Swing Loan Note at the rate provided for Base Rate Loans or Transaction Rate Loans, as the case may be, on the dates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

            All Swing Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

            This Note is one of the Swing Loan Notes referred to in the Credit Agreement dated as of October 12, 1999 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Note is collected by law or through an attorney at law.

            The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

            This Note and the rights and claims of the Bank hereunder are subject in all respects to the provisions of Section 9.19 of the Credit Agreement, which contains exculpation provisions with respect to the liability of the general and limited partners of Borrower with respect to the liabilities of the Borrower hereunder.

            IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                         AMLI RESIDENTIAL PROPERTIES, L.P.,
                         a Delaware limited partnership
                         (SEAL)


                         By:   AMLI Residential Properties Trust,
                               a Maryland real estate investment trust,
                               its General Partner


                               By:
                                     ------------------------------
                               Title:
                                     ------------------------------

                     SWING LOANS AND PAYMENTS OF PRINCIPAL


            Base
            Rate
          or Euro-        Amount       Amount of
           Dollar           of         Principal     Maturity      Notation
Date        Loan           Loan         Repaid         Date         Made By
----     ----------     ----------    ----------    ----------    ----------

                                  EXHIBIT A-3
                                  -----------



MONEY MARKET LOAN NOTE
October 12, 1999



            For value received, AMLI RESIDENTIAL PROPERTIES, L.P., a Delaware Limited Partnership (the "Borrower"), promises to pay to the order of _____________________, a _______________ (the "Bank"), for the account of its Lending Office, the principal sum of ONE HUNDRED FIFTY MILLION AND NO/100 DOLLARS ($150,000,000), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Money Market Loan Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

            All Money Market Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

            This Money Market Loan Note is one of the Money Market Loan Notes referred to in the Credit Agreement dated as of October 12, 1999 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Money Market Loan Note is collected by law or through an attorney at law.

            The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

            This Note and the rights and claims of the Bank hereunder are subject in all respects to the provisions of Section 9.19 of the Credit Agreement, which contains exculpation provisions with respect to the liability of the general and limited partners of Borrower with respect to the liabilities of the Borrower hereunder.

            IN WITNESS WHEREOF, the Borrower has caused this Money Market Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                         AMLI RESIDENTIAL PROPERTIES, L.P.,
                         a Delaware Limited Partnership


                         By:   AMLI Residential Properties Trust,
                               a Maryland real estate investment trust,
                               its General Partner


                               By:
                                     ------------------------------
                               Title:
                                     ------------------------------

                 MONEY MARKET LOANS AND PAYMENTS OF PRINCIPAL




                          Amount       Amount of      Stated
          Interest          of         Principal     Maturity      Notation
Date        Rate           Loan         Repaid         Date         Made by
----     ----------     ----------    ----------    ----------    ----------

                                   EXHIBIT B
                                   ---------


OPINION OF
COUNSEL FOR THE BORROWER
------------------------



      [Dated as provided in Section 3.01 of the Credit Agreement]



To the Banks and the Administrative Agent
Referred to Below
c/o Wachovia Bank, N.A.,
as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  Syndications Group


Dear Sirs:

            We have acted as counsel for AMLI RESIDENTIAL PROPERTIES, L.P., a Delaware limited partnership (the "Borrower") in connection with the Credit Agreement (the "Credit Agreement") dated as of October 12, 1999, among the Borrower, the banks listed on the signature pages thereof, Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent. Terms defined in the Credit Agreement are used herein as therein defined.

            We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, trust records, partnership records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion. We have assumed for purposes of our opinions set forth below that the execution and delivery of the Credit Agreement by each Bank and by the Administrative Agent have been duly authorized by each Bank and by the Administrative Agent.

            Upon the basis of the foregoing, we are of the opinion that:

                  The Borrower is a limited partnership duly created, validly existing and in good standing under the laws of Delaware and has all partnership powers required to carry on its business as now conducted.

                  The execution, delivery and performance by the Borrower of the Credit Agreement the Notes (i) are within its partnership powers,
(ii) have been duly authorized by all necessary partnership action,
(iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of limited partnership or partnership agreement of the Borrower or of the declaration of trust of the General Partner, or of any agreement, judgment, injunction, order, decree or other instrument which to our knowledge is binding upon the Borrower and (v) to our knowledge, except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

                  The Credit Agreement constitutes a valid and binding agreement of the Borrower, enforceable against it in accordance with its terms, and the Notes constitute valid and binding obligations of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by: (i) bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity.

                  To our knowledge, there is no action, suit or proceeding pending, or threatened, against or affecting the Borrower before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower or which in any manner questions the validity or enforceability of the Credit Agreement or any Note.

                  The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

      We are qualified to practice in the State of Illinois and do not purport to be experts on any laws other than the laws of the United States, the State of Illinois and the revised Uniform Limited Partnership Act as in effect in the State of Delaware, and this opinion is rendered only with respect to such laws. For purposes of the opinion contained in Paragraph 3 above, we have assumed that the laws of the State of Georgia are the same as those of the State of Illinois. We have made no independent investigation of the laws of any other jurisdiction.

            This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you, any Assignee, Participant or other Transferee under the Credit Agreement, and Jones, Day, Reavis & Pogue without our prior written consent.


                               Very truly yours,

                                   EXHIBIT C
                                   ---------




OPINION OF
JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL
FOR THE ADMINISTRATIVE AGENT_______
-------------------------------------------



      [Dated as provided in Section 3.01 of the Credit Agreement]




To the Banks and the Administrative Agent
Referred to Below
c/o Wachovia Bank, N.A.,
as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-175
Attention: Syndications Group

Dear Sirs:

            We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of October 12, 1999, among AMLI Residential Properties, L.P., a Delaware limited partnership (the "Borrower"), the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent, and have acted as special counsel for the Administrative Agent for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

            This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

            We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

            Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrower, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrower, each Note constitutes valid and binding obligations of the Borrower, enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement and the Notes may be further limited by the laws of the State of Georgia; provided that such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement or the Notes, except for the economic consequences of any procedural delay which may result from such laws.

            In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Administrative Agent or any of the Banks with any state or federal laws or regulations applicable to the Administrative Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Administrative Agent or any of the Banks.

            This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.




                               Very truly yours,

                                   EXHIBIT D
                                   ---------




ASSIGNMENT AND ACCEPTANCE
Dated ___________, ____



            Reference is made to the Credit Agreement dated as of October 12, 1999 (together with all amendments and modifications thereto, the "Credit Agreement") among AMLI Residential Properties, L.P., a Delaware limited partnership (the "Borrower"), the Banks (as defined in the Credit Agreement), Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

            _________________________ (the "Assignor") and
______________________ (the "Assignee") agree as follows:

                  The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a ____% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a ____% interest (which on the Effective Date hereof is $_______) in the Assignor's Commitment and a _____ interest (which on the Effective Date hereof is $_______) in the Syndicated Loans [and Swing Loans] [and Money Market Loans] owing to the Assignor and a ____% interest in the Syndicated Loan Note [and Swing Loan Note] [and Money Market Loan Note] held by the Assignor (which on the Effective Date hereof is $________) [and $________, respectively].

                  The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $______ and the aggregate outstanding principal amount of Syndicated Loans [and Swing Loans] [and Money Market Loans] owing to it (without giving effect to assignments thereof which have not yet become effective) is $_________ [and $_________, respectively]; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note[s] referred to in Paragraph 1 above and requests that the Administrative Agent exchange such Note[s] [for a new Syndicated Loan Note dated _________, ____ in the principal amount of $____________ payable to the order of the Assignee, a new Swing Loan Note dated ___________, ____ in the principal amount of $____________ payable to the order of the Assignee, [and for new Notes as follows: a (i) Syndicated Loan Note dated ___________, ____ in the principal amount of $___________ payable to the order of the Assignor, (ii) Swing Loan Note dated ____________, ____ in the principal amount of $__________ payable to the order of the Assignor], and
(iii) Money Market Loan Note dated ____________, ____ in the principal amount of $__________ payable to the order of the Assignor].

                  The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or
(b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank;
(vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its powers and have been duly authorized by all necessary action, (viii) makes the representation and warranty contained in Section 9.18 of the Credit Agreement, and
(ix) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes.

                  The Effective Date for this Assignment and Acceptance shall be ___________, ____ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for execution and acceptance by the Administrative Agent and to the Borrower for execution by the Borrower.

                  Upon such execution and acceptance by the Administrative Agent, and execution by the Borrower, if required by the Credit Agreement, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Sections 8.03, 9.03 and 9.04 of the Credit Agreement) and be released from its obligations under the Credit Agreement, except as expressly provided therein.

                  Upon such execution and acceptance by the Administrative Agent, and execution by the Borrower, if required by the Credit Agreement, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Administrative Agent directly between themselves.

      This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.


                         [NAME OF ASSIGNOR]


                         By:
                               ------------------------------
                         Title:
                               ------------------------------



                         [NAME OF ASSIGNEE]


                         By:
                               ------------------------------
                         Title:
                               ------------------------------



                         Lending Office:
                         --------------

                         [Address]


                         WACHOVIA BANK, N.A.,
                         As Administrative Agent


                         By:
                               ------------------------------
                         Title:
                               ------------------------------



                         AMLI RESIDENTIAL PROPERTIES, L.P.,
                         a Delaware limited partnership


                         By:   AMLI Residential Properties
                               Trust, a Maryland real estate
                               investment trust, its General Partner



                         [If required by the Credit Agreement]

                         By:
                               ------------------------------
                         Title:
                               ------------------------------

                                   EXHIBIT E

                              NOTICE OF BORROWING
                              -------------------




_______________, ____




Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention: Syndications Group

Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of October 12, 1999 by and among AMLI Residential Properties, L.P., the Banks from time to time parties thereto, Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent.


Gentlemen:

            Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

            This Notice of Borrowing is delivered to you pursuant to
Section 2.02 of the Credit Agreement.

            The Borrower hereby requests a [Euro-Dollar Borrowing] [Syndicated Loan Borrowing at a Base Rate] [Swing Loan Borrowing] in the aggregate principal amount of $_______ to be made on _____________, _____, and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans]. The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months] [30 days].

            The amount available to be borrowed under Section 2.01 of the Credit Agreement, net of amounts to be paid with the proceeds of this Borrowing, is as follows:

      (a)   Aggregate amount of Commitments                   $______________

      (b)   Borrowing Base per most recent
            Borrowing Base Certificate                        $______________

      (c)   Principal amount outstanding under
            Syndicated Loans                                  $______________

      (d)   Principal amount outstanding under
            Swing Loans                                       $______________

      (e)   Principal amount outstanding under
            Money Market Loans                                $______________

      (f)   Amount available to be borrowed
            (lesser of (a) or (b), less sum of (c),
            (d) and (e) $______                               $______________

            The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this ____ day off __________,
___.


                         AMLI RESIDENTIAL PROPERTIES, L.P.

                         By:   AMLI Residential Properties Trust,
                               a Maryland real estate investment trust,
                               its General Partner


                               By:
                                     ------------------------------
                               Title:
                                     ------------------------------

                                   EXHIBIT F

                            COMPLIANCE CERTIFICATE
                            ----------------------



            Reference is made to the Credit Agreement dated as of October 12, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") by and among AMLI Residential Properties, L.P., the Banks from time to time parties thereto, Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement; all amounts shown herein, unless expressly set forth to the contrary, shall be without duplication.

            Pursuant to Section 5.01(c) of the Credit Agreement, _____________, the duly authorized __________ of the Borrower, hereby
(i) certifies to the Administrative Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of _________, _____, and that no Default is in existence on and as of the date hereof and (ii) restates and reaffirms that the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date.



                         AMLI RESIDENTIAL PROPERTIES, L.P.,
                         a Delaware limited partnership



                         By:   AMLI Residential Properties Trust,
                               a Maryland real estate investment trust,
                               its General Partner



                               By:
                                     ------------------------------

                                     Its:
                                           ----------------------

                             COMPLIANCE CHECK LIST

                       AMLI RESIDENTIAL PROPERTIES, L.P.



_______________________________


_________________, ______


1.    Consolidations, Mergers and Sales of Assets (Section 5.05)

      Neither the Borrower, the General Partner nor any of the Guarantors will consolidate or merge with or into, or acquire all or substantially all of the assets or stock of any other Person, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, provided that:

            . the Borrower may merge with another Person if (x) such Person was organized under the laws of the United States of America or one of its states, (y) the Borrower is the limited partnership surviving such merger and (z) immediately after giving effect to such merger, no Default shall have occurred and be continuing;

            .     Guarantors may merge with one another, and the Guarantors
may sell, lease or otherwise transfer assets to the Borrower;

            .     the foregoing limitation on the acquisition of all or
substantially all the assets or stock of another Person shall not prohibit, during any Fiscal Quarter, the acquisition of all or substantially all of the assets or stock of another Person unless the aggregate assets or stock acquired in a single acquisition or series of related acquisitions of all or substantially all of the assets or stock of another Person by the Borrower, the General Partner and the Guarantors during such Fiscal Quarter constituted more than 20% of Gross Asset Value at the end of the most recent Fiscal Quarter immediately preceding such Fiscal Quarter; and

            .     the foregoing limitation on the sale, lease or other
transfer of assets shall not prohibit, during any Fiscal Quarter, a transfer of assets (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred, when combined with all other assets transferred, by the Borrower, the General Partner and the Guarantors during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, constituted more than 20% of Gross Asset Value at the end of the most recent Fiscal Year immediately preceding such Fiscal Quarter.

            In the case of any Guarantor which transfers substantially all of its assets pursuant to clause (iv) of the preceding sentence, and in the case of any Guarantor the stock of which is being sold and with respect to which clause (iv) would have been satisfied if the transaction had been a sale of assets of such Guarantor, such Guarantor may dissolve and shall be entitled to obtain from the Administrative Agent a written release from the Guaranty, provided that it can demonstrate to the reasonable satisfaction of the Administrative Agent that (A) it has repaid in full all Debt owed to the Borrower or any other Guarantor and (B) such sale was for cash and in the case of an asset transfer, the net cash proceeds received in connection therewith are being distributed to the Borrower as part of such dissolution, and upon obtaining such written release, it shall no longer be a Guarantor for any purpose hereunder.

      (a)   Aggregate amount of assets or stock               $___________
            acquired in a single acquisition or
            series of related acquisitions during
            Fiscal Quarter just ended
      (b)   Gross Asset Value Schedule 1                      $___________

      (c)   20% of (b)
            Limitation:  (a) may not exceed (c)               $___________

      (d)   Aggregate amount of assets sold
            during Fiscal Quarter just ended                  $___________

      (e)   Aggregate amount of assets sold                   $___________
            during 3 prior Fiscal Quarters

      (f)   Sum of (d) and (e)

            Limitation: (f) may not exceed (c)                $___________

      (g)   Restricted Payments (Section 5.15)

      The Borrower's Restricted Payments in any calendar year shall not exceed 95% of Funds From Operations for such period, unless (i) the Borrower must pay out an amount in excess of 95% of Funds From Operations to permit the General Partner to preserve its status as a real estate investment trust under the applicable provision of the Code, or (ii) the Borrower declares one or more capital gains dividends within such calendar year (in which event the amount of additional Restricted Payments that may be made as a result of such declaration as provided in this clause
(ii) shall not exceed the greater of (A) the income tax liability of the Borrower's partners with respect thereto and (B) $1,500,000). In the event that the Borrower receives an Investment Grade Debt Rating and so long as that rating (or a better rating) is affirmed during each year, the Borrower's Restricted Payments in any calendar year will be limited to 100% of Funds from Operations for such calendar year with the same exceptions contained in clauses (i) and (ii) of this Section 5.15.

      (a)   Restricted Payments for current                   $___________
            calendar year

      (b)   Funds From Operations for current
            calendar year Schedule 2

            Maximum Restricted Payments
            Generally: [95%] [100%] of (b)                    $___________

      (c)   Additional Restricted Payments                    $___________
            permitted by clause (i)

      (d)   Additional Restricted Payments                    $___________
            permitted by clause (ii),
            not to exceed greater of partners'
            income tax liability and $1,500,000

      (e)   Calendar year distributions to
            date                                              $___________

2.    Loans or Advances (Section 5.16)

      Neither the Borrower, the General Partner nor any of the Guarantors shall make loans or advances to any Person except as permitted by Section 5.17 and except:

                (i) deposits required by government agencies or public utilities;

                (ii) loans or advances from the Borrower to a Guarantor or from a Guarantor to the Borrower or another Guarantor;

              (iii) loans and advances made to (A) AMLI Institutional Advisors, Inc. as part of its initial capital structure in the amount of $500,000, and (B) AMLI Management Company as part of its initial capital structure in the amount of $3,000,000;

                (iv) loans or advances to employees, officers and directors not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business, but excluding loans and advances described in clause (v);

                (v) loans and advances to employees, officers and directors to enable them to buy partnership units in the Borrower or stock in the General Partner which are secured by a pledge of such stock, so long as the aggregate amount of all such loans does not exceed $5,000,000;

                (vi) working capital loans and advances to AMLI Residential Construction, Inc. for use in the ordinary course of business and consistent with past practices, so long as the aggregate principal amount outstanding at any time for all such loans and advances is not in excess of $6,000,000;

                (vii) loans and advances to Co-Investment Partnerships in an aggregate amount which, together with Investments in Co-Investment Partnerships, does not exceed (i) so long as the Borrower has no Investment Grade Debt Rating, 15% of Gross Asset Value and (ii) while the Borrower has an Investment Grade Debt Rating, 20% of Gross Asset Value; and/or

                (viii) other loans and advances by the Borrower, the General Partner and the Guarantors to any Person other than a Co-Investment Partnership which (x) are evidenced by notes (and, if requested by the Administrative Agent, acting at the direction of the Required Banks, with such notes, together with any related mortgage, have been assigned to and pledged with the Administrative Agent, for the benefit of itself and the Banks, as security for the payment of all obligations of the Borrower to the Administrative Agent and the Banks hereunder) and (y) are in an amount which, together with Investments permitted by clause (vii) of Section 5.17, do not exceed 5% of Gross Asset Value as of the end of the most recent Fiscal Quarter;

      provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, no Default shall be in existence or be created thereby.

      (a)   Loans and advances to employees, officers         $___________
            and directors, excluding stock purchase loans
            Limitation                                        $1,000,000

      (b)   Loans and advances to employees, officers         $___________
            and directors for the purchase of, and
            secured by, stock in the General Partner
            Limitation                                        $5,000,000

      (c)   working capital loans to AMLI Residential         $___________
            Construction, Inc. for construction in
            progress
            Limitation                                        $6,000,000

      (d)   Loans and advances to Co-Investment               $___________
            Partnerships

      (e)   See line (d) and "Limitation" of                  $___________
            paragraph 10 below
      (f)   other loans and advances evidenced by             $___________
            notes (and, if required, pledged with
            Administrative Agent) and not permitted
            by clauses (i) through (vii)

      (g)   See line (e) and "Limitation" of                  $___________
            paragraph 4 below

3.    Investments (Section 5.17)

      Neither the Borrower, the General Partner nor any of the Guarantors shall make Investments after the Closing Date in any Person except as permitted by Section 5.16 and except Investments in:

                (i) direct obligations of the United States Government maturing within one year;

                (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent;

                (iii) commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition;

                (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least A or the equivalent thereof by S&P and A or the equivalent thereof by Moody's;

                (v) Investments consisting of the acquisition of all or substantially all of the assets or stock of another Person permitted by
Section 5.05(iii);

                (vi) Investments in Co-Investment Partnerships permitted by
Section 5.26; and/or

                (vii) other Investments by the Borrower, the General Partner and the Guarantors, other than in Co-Investment Partnerships, in an amount which, together with loans and advances permitted by clause
(viii) of Section 5.16, do not exceed 5% of Gross Asset Value as of the end of the most recent Fiscal Quarter;

      provided, however, immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.

      (a)   Line (f) of paragraph 3 above                     $___________
      (b)   Other Investments not permitted by                $___________
            clauses (i) through (vi)
      (c)   Sum of (a) and (b)                                $___________
      (d)   Gross Asset Value   Schedule 1                    $___________
      (e)   5% of (d)
                                                              $___________
            Limitation: (c) may not exceed (e)


4. Ratio of Consolidated Total Liabilities to Undepreciated Book Asset Value (Section 5.20)

      The ratio of Total Consolidated Liabilities to Undepreciated
Book Asset Value shall at all times be equal to or less than 0.60 to 1.0.

      (a)   Total Consolidated Liabilities                    $___________
            Schedule 3
      (b)   Original cost of all real estate assets           $___________
            plus the cost of capital improvements
            thereon, without deduction for
            accumulated depreciation and amortization incurred in connection therewith

      (c)   Book value of all other tangible                  $___________
            assets determined in accordance
            with GAAP                                         $6,000,000
      (d)   Approved Collateral Value                         $___________
      (e)   Undepreciated Book Asset Value                    $___________
            (sum of (b) plus (c) minus (d))
      (f)   Actual ratio of (a) to (e)                        _______ to 1.0
                                                              0.60 to 1.0
            Maximum Ratio


5.    Ratio of Total Secured Debt to Gross Asset Value (Section  5.21)

      The ratio of Total Secured Debt to Gross Asset Value shall at all times be equal to or less than 0.45 to 1.0.

      (a)   Total Secured Debt       Schedule 4               $___________
      (b)   Gross Asset Value        Schedule 1               $___________
      (c)   Actual ratio of (a) to (b)                        _____ to 1.0
                                                              0.45 to 1.0
            Minimum Ratio


6.    Ratio of EBITDA to Consolidated Interest Expense (Section 5.22)

      The ratio of EBITDA to Consolidated Interest Expense for the Fiscal Quarter just ended will not be less than 2.0 to 1.00, calculated at the end of each Fiscal Quarter.

      (a)   EBITDA                   Schedule 5               $___________
      (b)   Consolidated Interest Expense                     $___________
      (c)   Ratio of (a) to (b) to 1.0                        _____ to 1.0
            Minimum Ratio                                     2.0 to 1.0


7.    Ratio of Unencumbered Assets to Unsecured Funded Debt  (Section 5.23)

      The ratio of Unencumbered Assets to Unsecured Funded Debt shall at all times be equal to or greater than 1.75 to 1.00.

      (a)   Net Operating Income from each                    $___________
            Property (other than Properties
            owned by a Co-Investment Partnership)
            not subject to a Mortgage Schedule 6

      (b)   (a) divided by 0.09                               $___________
      (c)   4 times (b)                                       $___________
      (d)   book value of all Construction                    $___________
            in Progress and unimproved land not
            subject to a Mortgage (in each case
            excluding Properties owned by a
            Co-Investment Partnership)
      (e)   sum of (c) and (d)                                $___________
      (f)   Unsecured Funded Debt    Schedule 7               $___________
      (g)   Actual ratio of (e) to (f)                        _____ to 1.0
                                                              1.75 to 1.0
            Minimum Ratio


8. Ratio of Unsecured Net Operating Income to Unsecured Interest Expense (Section 5.24)

      The ratio of Unsecured Net Operating Income to Unsecured
Interest Expense shall at all times be equal to or greater than 2.0 to 1.0.

      (a)   Unsecured Net Operating Income                    $___________
            Schedule 6

      (b)   Unsecured Interest Expense(1)                     $___________
      (c)   Actual ratio of (a) to (b)                        _____ to 1.0
                                                              2.0 to 1.0
            Minimum Ratio

9.    Ratio of EBITDA to Consolidated Fixed Charges (Section 5.30)

      The ratio of EBITDA to Consolidated Fixed Charges for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters will not be less than 1.75 to 1.00, calculated at the end of each Fiscal Quarter.

      (a)   EBITDA                         Schedule 5         $___________
      (b)   Consolidated Fixed Charges     Schedule 8         $___________
      (c)   Ratio of (a) to (b) to 1.0                        _____ to 1.0
                                                              1.75 to 1.0
            Minimum Ratio


10.   Co-Investment Partnerships Depreciated Book Value (Section 5.26)

      The amount of the depreciated book value set forth on the line item designated as "Investments in Partnerships" on the Borrower's consolidated balance sheet, together with the aggregate amount of loans and advances to Co-Investment Partnerships permitted by clause (vii) of
Section 5.16, shall not at any time exceed (i) so long as the Borrower does not have an Investment Grade Debt Rating, 15% of Gross Asset Value and
(ii) while the Borrower has an Investment Grade Debt Rating, 20% of Gross Asset Value.

      (a)   depreciated book value of Co-Investment           $___________
            Partnerships per Borrower's consolidated
            balance sheet
      (b)   Gross Asset Value        Schedule 1               $-----------

            Limitation (a) may not exceed [15%] [20%] of (b)


(1) Include only Consolidated Interest Expense attributable to Unsecured Funded Debt.

                                  SCHEDULE 1

                               GROSS ASSET VALUE
                               -----------------



(a)   Net Operating Income for the 3 month period             $___________
      ending on the last day of the month just ended prior to the date of determination, from each Property (other than Properties owned by a Co-Investment Partnership) owned for three months or longer

(b)   (a) divided by 0.09                                     $___________

(c)   4 times (b)                                             $___________

(d)   book value of Construction in Progress                  $___________
      (other than Properties owned by a Co-Investment
      Partnership) and unimproved land

(e)   acquisition cost of improved Property                   $___________
      (other than Properties owned by a Co-Investment
      Partnership) owned by Borrower for less than three months

(f)   sum of unrestricted cash on deposit and                 $___________
      market value of Investments permitted under
      Section 5.17(i), (ii), (iii) and (iv)

(g)   sum of all earnings before interest and taxes           $___________
      of the Service Companies for the 3 month period ending on the last day of the month just ended

(h)   4 times (g)                                             $___________

(i)   divided by 0.15                                         $___________

      GROSS ASSET VALUE (sum of (c), (d), (e) (f)             $___________
      and (i))

                                  SCHEDULE 2

                             FUNDS FROM OPERATIONS
                             ---------------------


                       (for Fiscal Year just ended) (1)




      Net income                                              $___________

            plus depreciation and amortization of             $___________
      real estate assets

            plus net loss/(gain) on real estate sales         $___________

            plus loss/(gains) on extraordinary                $___________

                  items plus depreciation of                  $___________
                    real estate assets held in
                    unconsolidated entities

            FUNDS FROM OPERATIONS                             $___________




     (1) The calculation is subject to change as required by NEREIT, subject to the provisions of Section 1.02.

                                  SCHEDULE 3

                        TOTAL CONSOLIDATED LIABILITIES
                        ------------------------------



      1.    Consolidated Liabilities                          $___________

      2.    Debt Guaranteed by Borrower or any Guarantor      $___________

      3.    Face amount of all letters of credit issued       $___________
            for the account of the Borrower or any
            Guarantor

      4.    Approved Collateral Value                         $___________

      TOTAL CONSOLIDATED LIABILITIES                          $___________
      (sum of (a)through (c) minus (d)

                                  SCHEDULE 4

                            TOTAL SECURED DEBT (1)
                            ----------------------


                                    Interest          Final
                                    Rate (2)        Maturity        Total
                                   ----------      ----------    ----------

Money Borrowed
--------------




          Total Money Borrowed


Deferred Purchase Price (3)
---------------------------




          Total Deferred Purchase Price


Capital Leases in Which Borrower is the Tenant
----------------------------------------------




          Total Capital Leases


Letter of Credit Reimbursement Obligations
------------------------------------------




          Total Letter of Credit


     Reimbursement Obligations



Guarantee of Debt of Periods Other Than Borrower and Guarantor
--------------------------------------------------------------



          Total Secured Debt





     (1)   Include only Debt secured by a Mortgage.

     (2) If rate is fixed, insert contract rate. If rate is floating, state that.

     (3) Exclude trade accounts payable in the ordinary course of business.

                                  SCHEDULE 5

                                    EBITDA
                                    ------


                              _____ quarter _____




      consolidated net income                     $_________

      less extraordinary gains                   ($_________)

      plus extraordinary losses                   $_________

      plus Consolidated Interest Expense          $_________

      plus taxes on income                        $_________

      plus depreciation and amortization          $_________

      plus other non-cash charges                 $_________


           Total                                  $_________


           EBITDA                                 $
                                                   =========

                                  SCHEDULE 6

                      UNSECURED NET OPERATING INCOME AND
                           NET OPERATING INCOME (1)
                      -----------------------------------


                        (for Fiscal Quarter just ended)

                              _____ quarter _____




      (a)   Property Revenues                           $___________

      (b)   Property expenses                           $___________
            (excluding depreciation, amortization
            and debt service and actual
            management fees)

      (c)   UNSECURED NET OPERATING INCOME              $___________
            (sum of (a) less (b)

      (d)   management fee (4% of gross rental          $___________
            income, excluding percentage rents
            and less any management fees
            included in (b))

      (e)   capital reserve ($150 per Unit)             $___________

      (f)   NET OPERATING INCOME (sum of (c)            $___________
            less (d) less (e)




     (1)  Include only Properties not subject to a Mortgage.

                                  SCHEDULE 7

                           UNSECURED FUNDED DEBT (1)
                           -------------------------


                                    Interest          Final
                                    Rate (2)        Maturity        Total
                                   ----------      ----------    ----------

Money Borrowed
--------------




          Total Money Borrowed


Deferred Purchase Price (3)
---------------------------




          Total Deferred Purchase Price


Capital Leases in Which Borrower is the Tenant
----------------------------------------------




          Total Capital Leases


Letter of Credit Reimbursement Obligations
------------------------------------------




          Total Letter of Credit


     Reimbursement Obligations



Guarantee of Debt of Periods Other Than Borrower and Guarantor
--------------------------------------------------------------



          Total Secured Debt





     (1)   Include only Debt secured by a Mortgage.

     (2) If rate is fixed, insert contract rate. If rate is floating, state that.

     (3) Exclude trade accounts payable in the ordinary course of business.

                                  SCHEDULE 8

                          CONSOLIDATED FIXED CHARGES
                          --------------------------


                              _____ quarter _____

      Consolidated Interest Expense                           $_________
      plus dividends paid or declared but not paid on
      preferred stock                                         $_________

      plus scheduled principal amortization paid (1)          $_________

      plus other non-cash charges                             $_________

            Total                                             $_________



                              _____ quarter _____

      Consolidated Interest Expense                           $_________

      plus dividends paid or declared but not paid
      on preferred stock                                      $_________

      plus scheduled principal amortization paid (1)          $_________

      plus other non-cash charges                             $_________

            Total                                             $_________



                              _____ quarter _____

      Consolidated Interest Expense                           $_________

      plus dividends paid or declared but not paid on
      preferred stock                                         $_________

      plus scheduled principal amortization paid (1)          $_________

      plus other non-cash charges                             $_________

            Total                                             $_________



                              _____ quarter _____

            Consolidated Interest Expense                     $_________

            plus dividends paid or declared but not paid on
            preferred stock                                   $_________

            plus scheduled principal amortization paid (1)    $_________

            plus other non-cash charges                       $_________

                  Total                                       $_________

            Consolidated Fixed Charges                        $
                                                               =========


     (1) Exclude principal payments under this Agreement and any balloon payments on other Debt.

                                   EXHIBIT G

                       AMLI RESIDENTIAL PROPERTIES, L.P.

                              CLOSING CERTIFICATE
                              -------------------




            Reference is made to the Credit Agreement (the "Credit Agreement") dated as of October 12, 1999, among AMLI Residential Properties, L.P., the Banks listed therein, Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

            Pursuant to Section 3.01(e) of the Credit Agreement, _______________, the duly authorized executive officer of AMLI Residential Properties Trust, the General Partner of AMLI Residential Properties, L.P., hereby certifies to the Administrative Agent and the Banks that, to the best of my knowledge, (i) no Default has occurred and is continuing as of the date hereof, and (ii) the representations and warranties contained in
Article IV of the Credit Agreement are true on and as of the date hereof.

            Certified as of October 12, 1999.




                               By:
                                     ------------------------------
                               Printed
                               Name:
                                     ------------------------------
                                     [Chairman] [Vice Chairman]
                                     [President] [Treasurer]

                                  EXHIBIT H-1


                       AMLI RESIDENTIAL PROPERTIES TRUST

                             OFFICER'S CERTIFICATE
                             ---------------------




            The undersigned, ___________________, the [Chairman] [Vice Chairman] [President] [Treasurer] of AMLI RESIDENTIAL PROPERTIES TRUST, general partner of AMLI RESIDENTIAL PROPERTIES L.P., a Delaware limited partnership (the "Borrower"), hereby certifies that [s]he has been duly elected, qualified and is acting in such capacity and that, as such, [s]he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of October 12, 1999 (as amended from time to time, the "Credit Agreement") among the Borrower, Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent, and certain other Banks listed on the signature pages thereof, that:

          1. Attached hereto as Exhibit A is a complete and correct copy of the Declaration of Trust of AMLI Residential Properties Trust (the "Trust") as in full force and effect on the date hereof.

          2. Attached hereto as Exhibit B is a complete and correct copy of the Certificate of Limited Partnership as certified by the Secretary of State of the State of Delaware, the Borrower's state of creation.

          3. Attached hereto as Exhibit C is a complete and correct copy of the Partnership Agreement of the Borrower as in full force and effect on the date hereof.

          4. The General Partner incorporates herein by reference as fully as if set forth herein all of the representations and warranties pertaining to the General Partner contained in Article IV of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the General Partner upon each Borrowing under the Credit Agreement, and the General Partner will fully comply with those covenants set forth in
Article V of the Credit Agreement pertaining to the General Partner, and the General Partner incorporates herein by reference as fully as if set forth herein all of such covenants.

          5. As [Chairman] [Vice Chairman] [President] [Treasurer] I have been duly authorized by all proper and necessary action to execute and deliver the Credit Agreement and the other Loan Documents (defined in the Credit Agreement) on behalf of the Trust, as general partner of the Borrower and (with respect to Paragraph 4 hereof) on behalf of the Trust, and no consent or approval of any beneficiaries or trustors under the Trust is required as a condition thereto.

            IN WITNESS WHEREOF, the undersigned has hereunto set [his/her] hand as of July ___, 1998.




                               [Chairman] [Vice Chairman]
                               [President] [Treasurer]

                                   EXHIBIT I

                          BORROWING BASE CERTIFICATE
                          --------------------------


            Reference is made to the Credit Agreement dated as of October 12, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among AMLI Residential Properties, L.P., the Banks from time to time parties thereto, Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

            Pursuant to Section [3.01(h)][5.01(h)] of the Credit Agreement, ______________, the duly authorized __________________ of the Borrower, hereby (i) certifies to the Administrative Agent and the Banks that the calculation of the Borrowing Base contained in this Borrowing Base Certificate is true, accurate and complete in all material respects as of __________, ______.

      The calculation of the Borrowing Base is as follows:

      (a)   Net Operating Income for the 3 month              $___________
            period ending on the last day of the
            Fiscal Quarter just ended prior to the
            date of determination, from each Eligible
            Unencumbered Stabilized Property

      (b)   (a) divided by 0.09                               $___________

      (c)   4 times (b)                                       $___________

      (d)   0.60 times (c)                                    $___________

      (e)   book value of Construction in Progress            $___________
            on all Eligible Properties

      (f)   0.50 times (e)                                    $___________

      (g)   lesser of (f) and $50,000,000                     $___________

      (h)   cost of land acquired for apartment               $___________
            community development

      (i)   0.40 times (h)                                    $___________

      (j)   lesser of (i) and $15,000,000                     $___________


      BORROWING BASE: sum of (d), plus (g),                   $___________
      plus (j)



                               AMLI Residential Properties, L.P.,
                               a Delaware limited partnership



                               By:
                                     ------------------------------
                                     [Chairman] [Vice Chairman]
                                     [President] [Treasurer]

                                   EXHIBIT J

                          LIST OF ELIGIBLE PROPERTIES
                          ---------------------------




Property                                   Location
--------                                   --------

Sope Creek Properties                      Marietta, Georgia
AMLI at Autumn Chase                       Carrollton, Texas
AMLI at Autumn Chase II                    Carrollton, Texas
AMLI at Autumn Chase III                   Carrollton, Texas
AMLI at Chase Oaks                         Plano, Texas
AMLI at Gleneagles                         Dallas, Texas
AMLI at Gleneagles II                      Dallas, Texas
AMLI at Paces Vinings                      Atlanta, Georgia
AMLI at Paces Vinings-Phase II             Atlanta, Georgia
AMLI at West Paces                         Atlanta, Georgia
AMLI at Alvamar                            Lawrence, Kansas
AMLI at Spring Creek IV                    Atlanta, Georgia
AMLI at Peachtree City                     Peachtree City, Georgia
AMLI on the Parkway                        Dallas, Texas
AMLI at Arboretum                          Austin, Texas
AMLI at Bent Tree                          Dallas, Texas
AMLI at Bent Tree II (CIP)                 Dallas, Texas
AMLI at Lantana Ridge                      Austin, Texas
AMLI at Martha's Vineyard                  Austin, Texas
AMLI at Town Center                        Overland Park, Kansas
AMLI at Killian Creek                      Snellville, Georgia

                                   EXHIBIT K

                                   GUARANTY
                                   --------


            THIS GUARANTY (this "Guaranty") is made as of ______________, jointly and severally, by and among _________________, a __________________
corporation (the "Guarantor"; the terms "Guarantor" and "Guarantors" shall also include any Subsidiary of Amli Residential Properties L.P. which becomes a Guarantor pursuant to Section 15 hereof and Section 5.28 of the Credit Agreement referred to below) in favor of the Administrative Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;


                             W I T N E S S E T H :
                             --------------------

            WHEREAS, AMLI Residential Properties, L.P., a Delaware limited partnership (the "Borrower"), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), Bank One, NA, as Syndication Agent, PNC Bank, N.A., as Documentation Agent and certain other Banks from time to time party thereto have entered into a certain Credit Agreement dated as October 12, 1999 (as amended as of the date hereof and as it may be amended or modified further from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrower which will the benefit the Guarantors;

            WHEREAS, it is required under Section 5.28 of the Credit Agreement, that the Guarantor execute and deliver this Guaranty whereby it and, together with the other Guarantors which are or become such as contemplated in such Section and in Section 15 hereof, shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrower under the Credit Agreement, the Notes and the other Loan Documents; and

            WHEREAS, in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantors, whether directly or indirectly, and in order to induce the Banks and the Administrative Agent to enter into and maintain the credit facilities under the Credit Agreement, the Guarantors are willing to guarantee the obligations of the Borrower under the Credit Agreement, the Notes, and the other Loan Documents;

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

            SECTION 2. REPRESENTATIONS AND WARRANTIES. The Guarantors incorporate herein by reference as fully as if set forth herein all of the representations and warranties pertaining to the Guarantors contained in
Article IV of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Guarantors upon each Borrowing under the Credit Agreement).

            SECTION 3. COVENANTS. The Guarantors covenant that, so long as any Bank has any Commitment outstanding under the Credit Agreement or any amount payable under the Credit Agreement or any Note shall remain unpaid, the Guarantors will fully comply with those covenants set forth in
Article V of the Credit Agreement pertaining to the Guarantors, and the Guarantors incorporate herein by reference as fully as if set forth herein all of such covenants.

            SECTION 4. THE GUARANTY. The Guarantors hereby unconditionally and jointly and severally guarantee (i) the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to the Credit Agreement, and the full and punctual payment of all other amounts payable by the Borrower under the Credit Agreement, including, without limitation, all Syndicated Loans and Swing Loans and interest thereon, all compensation and indemnification amounts and fees payable pursuant to the Credit Agreement and the Administrative Agent's Letter Agreement, and (ii) the timely performance of all other obligations of the Borrower under the Credit Agreement and the other Loan Documents (all of the foregoing obligations being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount or perform such obligations, each of the Guarantors agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be, or perform such obligation in accordance with the terms and conditions therefor specified in the Credit Agreement or the other Loan Documents, and pay all costs of collection, including reasonable attorneys fees; provided that, notwithstanding the provisions of O.C.G.A. Section 13-1-11(a)(2) to the contrary, the Guarantors shall not be obligated to pay more than the attorneys fees actually incurred in connection with such collection.

            SECTION 5. GUARANTY UNCONDITIONAL. The obligations of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

                (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, or any other Loan Document;

                (iii) any release, nonperfection or invalidity of any direct or indirect security, if any, for any obligation of the Borrower under the Credit Agreement, any Note, any Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;

                (iv) any change in the partnership structure or ownership of the Borrower or corporate structure or ownership of any other Guarantor or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or any other Guarantor or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Borrower, or any other Guarantor or any other guarantor of any of the Guaranteed Obligations;

                (v) the existence of any claim, setoff or other rights which the Guarantors may have at any time against the Borrower, any other Guarantor or any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                (vi) any invalidity or unenforceability relating to or against the Borrower, or any other Guarantor or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any other Guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, or any other Guarantor or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement, the Notes, or any other Loan Document; or

                (vii) any other act or omission to act or delay of any kind by the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

            SECTION 6. DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. The Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

            SECTION 7. WAIVER OF NOTICE BY THE GUARANTORS. The Guarantors irrevocably waive acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, or any other Person.

            SECTION 8. STAY OF ACCELERATION. If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent made at the request of the Required Banks.

            SECTION 9. NOTICES. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of Section 9.01 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 3 Domestic Business Days after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

            SECTION 10. NO WAIVERS. No failure or delay by the Administrative Agent or any Banks in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

            SECTION 11. SUCCESSORS AND ASSIGNS. This Guaranty is for the benefit of the Administrative Agent and the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Credit Agreement, the Notes, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Guarantors without the prior written consent of the Administrative Agent and the Required Banks, and shall be binding upon the Guarantors and their respective successors and permitted assigns.

            SECTION 12. CHANGES IN WRITING. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantors and the Administrative Agent, with the consent of the Required Banks.

            SECTION 13. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GUARANTORS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 14. TAXES, ETC. All payments required to be made by the Guarantors hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority pursuant and subject to the provisions of Section 2.10(c) of the Credit Agreement, the terms of which are incorporated herein by reference as to the Guarantors as fully as if set forth herein, and for such purposes, the rights and obligations of the Borrower under such Section shall devolve to the Guarantors as to payments required to be made by the Guarantors hereunder.

            SECTION 15.  ADDITIONAL GUARANTORS; RELEASE OF GUARANTORS.
Section 5.28 of the Credit Agreement provides that all new Subsidiaries and must become Guarantors, by, among other things, executing and delivering to the Administrative Agent a counterpart of this Guaranty. Any Subsidiary which executes and delivers to the Administrative Agent a counterpart of this Guaranty shall be a Guarantor for all purposes hereunder. Under certain circumstances described in the last sentence of Section 5.05 of the Credit Agreement, Guarantors may obtain from the Administrative Agent a written release from this Guaranty pursuant to the provisions of such sentence, and upon obtaining such written release, any such Subsidiary shall no longer be a Guarantor hereunder. Each other Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder.

            SECTION 16. OTHER WAIVERS BY THE GUARANTORS. The Guarantors hereby expressly waive, renounce, and agree not to assert, any right, claim or cause of action, including, without limitation, a claim for reimbursement, subrogation, indemnification or otherwise, against the Borrower arising out of or by reason of this Guaranty or the obligations of the Guarantors hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by the Guarantors. The waiver, renunciation and agreement contained in the immediately preceding sentence is for the benefit of the Administrative Agent and the Banks and also for the benefit of the Borrower who may assert the benefits thereof as a third-party beneficiary, and the Guarantors may be released from such waiver, renunciation and agreement only by the execution and delivery, by the Administrative Agent, the Required Banks and the Borrower, of an instrument expressly releasing the Guarantors therefrom.



            IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed, under seal, by its authorized officer as of the date first above written.


                               By:
                                     ------------------------------

                               Title:
                                     ------------------------------

                                   EXHIBIT L

                            CONTRIBUTION AGREEMENT
                            ----------------------


            THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of ______________, ____, jointly and severally, by and among AMLI Residential Properties, L.P., a Delaware limited partnership (the "Principal"), and _________________, a _____________ corporation (the
"Guarantor"; the terms "Guarantor" and "Guarantors" shall also include any Subsidiary of the Principal which becomes a Guarantor pursuant to the last paragraph hereof and Section 5.28 of the Credit Agreement referred to below). The Principal and each of the Subsidiary Guarantors are sometimes hereinafter referred to individually as a "Contributing Party" and collectively as the "Contributing Parties").

                             W I T N E S S E T H :
                             --------------------

            WHEREAS, pursuant to that certain Credit Agreement, dated as of October 12, 1999 among the Principal, the Banks party thereto, Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent, and PNC Bank, N.A., as Documentation Agent (such agreement, as amended as of the date hereof and as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement), the Banks have agreed to extend financial accommodations to the Principal;

            WHEREAS, Section 5.28 of the Credit Agreement requires that the Guarantor execute and deliver that certain Guaranty, dated as of even date herewith (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Guaranty"), pursuant to which, among other things, the Guarantor and, together with other Guarantors which become such as contemplated in the last paragraph hereof, have jointly and severally agreed to guarantee the "Guaranteed Obligations" (as defined in the Guaranty); and

            WHEREAS, each Guarantor is a direct or indirect subsidiary of the Principal and is engaged in businesses related to those of the Principal and each other Guarantor, and each of the Guarantors will derive direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement;

            NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce each Guarantor to enter into the Guaranty, it is agreed as follows:

            To the extent that any Guarantor shall, under the Guaranty, make a payment (a "Guarantor Payment") of a portion of the Guaranteed Obligations, then, without limiting its rights of subrogation against the principal, such Guarantor shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Contributing Parties in an amount, for each such Contributing Party, equal to a fraction of such Guarantor Payment, the numerator of which fraction is such Contributing Party's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Contributing Parties.

            As of any date of determination, the "Allocable Amount" of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Guarantor Payment without (i) rendering such Contributing Party "insolvent" within the meaning of Section 101(31) of the Federal Bankruptcy Code (the "Bankruptcy Code") or Section 2 of either the Uniform

Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA"), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or
Section 4 of the UFTA or Section 5 of the UFCA, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or
Section 6 of the UFCA.

            This Agreement is intended only to define the relative rights of the Contributing Parties, and nothing set forth in this Agreement is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the Guaranty.

            The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Guarantor to which such contribution and indemnification is owing.

            This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Guaranteed Obligations shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged and the Credit Agreement and financing arrangements evidenced and governed by the Credit Agreement shall have been terminated. Each Contributing Party agrees that if, notwithstanding the foregoing, such Contributing Party shall have any right under applicable law to terminate or revoke this Agreement, and such Contributing Party shall attempt to exercise such right, then such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto and signed by such Contributing Party, is actually received by each of the other Contributing Parties and by the Administrative Agent at its notice address set forth in the Credit Agreement. Such notice shall not affect the right or power of any Contributing Party to enforce rights arising prior to receipt of such written notice by each of the other Contributing Parties and the Administrative Agent. If any Bank grants additional loans to the Principal or takes other action giving rise to additional Guaranteed Obligations after any Contributing Party has exercised any right to terminate or revoke this Agreement but before the Administrative Agent receives such written notice, the rights of each other Contributing Party to contribution and indemnification hereunder in connection with any Guarantor Payments made with respect to such loans or Guaranteed Obligations shall be the same as if such termination or revocation had not occurred.

            Section 5.28 of the Credit Agreement provides that new Subsidiaries, must become Guarantors by, among other things, executing and delivering to the Administrative Agent a counterpart of the Guaranty and of this Contribution Agreement. Any Subsidiary which executes and delivers to the Administrative Agent a counterpart of the Guaranty and of this Contribution Agreement shall be a Guarantor for all purposes hereunder. Under certain circumstances described in the last sentence of Section 5.05 of the Credit Agreement, Guarantors may obtain from the Administrative Agent a written release from the Guaranty pursuant to the provisions of such sentence, and upon obtaining such written release, any such Subsidiary shall no longer be a Guarantor or Contributing Party hereunder, and such release shall automatically and without further action constitute a release by each other Contributing Party of all obligations of such Subsidiary hereunder. Each other Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder, except as to the Subsidiary so released.

            IN WITNESS WHEREOF, each Contributing Party has executed and delivered this Agreement, under seal, as of the date first above written.

                         AMLI RESIDENTIAL PROPERTIES, L.P.
                         (SEAL)

                         By:   AMLI RESIDENTIAL PROPERTIES
                               TRUST, a Maryland real estate investment
                               trust, its General Partner



                               By:
                                     ------------------------------

                               Title:
                                     ------------------------------



                               By:
                                     ------------------------------

                               Title:
                                     ------------------------------

                                   EXHIBIT M

                          MONEY MARKET QUOTE REQUEST
                          --------------------------




Wachovia Bank, N.A.,
    as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group



Re:   MONEY MARKET QUOTE REQUEST



            This Money Market Quote Request is given in accordance with
Section 2.03 of the Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of July ____, 1998, among AMLI RESIDENTIAL PROPERTIES, L.P., the Banks from time to time parties thereto, WACHOVIA BANK, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent. Terms defined in the Credit Agreement are used herein as defined therein.

            The Borrower hereby requests that the Administrative Agent obtain quotes for a Money Market Borrowing based upon the following:


          1. The proposed date of the Money Market Borrowing shall be ______________, 19_____ (the "Money Market Borrowing Date"). (1)*

          2. The aggregate amount of the Money Market Borrowing shall be $______. (2)

          3.The Stated Maturity Date(s) applicable to the Money Market Borrowing shall be ____ days. (3)





     *  All numbered footnotes appear on the last page of this Exhibit M.

                               AMLI RESIDENTIAL PROPERTIES, L.P.,
                               a Delaware Limited Partnership

                               By:   AMLI Residential Properties Trust, a
                                     Maryland real estate investment trust,
                                     its General Partner



                                     By:
                                           ------------------------------

                                     Title:
                                           ------------------------------





(1)   The date must be a Euro-Dollar Business Day.


(2)   The amount of the Money Market Borrowing is subject to
Section 2.03(a) and (b).


(3) The Stated Maturity Dates are subject to Section 2.03(b)(iii). The Borrower may request that up to 2 different Stated Maturity Dates be applicable to any Money Market Borrowing, provided that (i) each such Stated Maturity Date shall be deemed to be a separate Money Market Quote Request and (ii) the Borrower shall specify the amounts of such Money Market Borrowing to be subject to each such different Stated Maturity Date.

                                   EXHIBIT N

                              MONEY MARKET QUOTE
                              ------------------



Wachovia Bank, N.A.,
    as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attention: Syndications Group



            Re:   Money Market Quote to ______________



            This Money Market Quote is given in accordance with
Section 2.03(c)(ii) of the Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of [September __], 1999, among Amli Residential Properties, L.P. (the "Borrower"), the Banks from time to time parties thereto, Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent. Terms defined in the Credit Agreement are used herein as defined therein.

            In response to the Borrower's Money Market Quote Request dated __________, 19____, we hereby make the following Money Market Quote on the following terms:


            1. Quoting Bank:


            2  Person to contact at Quoting Bank:


            3. Date of Money Market Borrowing: (1)*


            4. We hereby offer to make Money Market Loan(s) in the following maximum principal amounts for the following Interest Periods and at the following rates:


         Maximum                  Stated                   Rate
        Principal                Maturity                   Per
       Amount (2)                Date (3)                Annum (4)
       ----------               ----------              ----------




      *   All numbered footnotes appear on the last page of this Exhibit N.

            We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Money Market Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part (subject to the last sentence of Section 2.03(c)(i) of the Credit Agreement).

                               Very truly yours,

                               [Name of Bank]



                               Dated:
                                     ------------------------------

                               By:
                                     ------------------------------


                                     ------------------------------
                                     Authorized Officer



                                     Officer:

                                     ------------------------------


      (1)   As specified in the related Money Market Quote Request.

      (2) The principal amount bid for each Stated Maturity Date may not exceed the principal amount requested. Money Market Quotes must be made for at least $1,000,000 or a larger integral multiple of $500,000.

      (3)   The Stated Maturity Dates are subject to Section 2.03(b)(ii).

      (4)   Subject to Section 2.03(c)(ii)(C).

                                   EXHIBIT P

                            BANK JOINDER AGREEMENT
                            ----------------------


                            Dated ___________, ____



            Reference is made to the Credit Agreement dated as of
October 12, 1999 (together with all amendments and modifications thereto, the "Credit Agreement") among Amli Residential Properties, L.P., a Delaware limited partnership (the "Borrower"), the Banks (as defined in the Credit Agreement), Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as
Syndication Agent and PNC Bank, N.A., as Documentation Agent.   Terms
defined in the Credit Agreement are used herein with the same meaning.

            The undersigned, _________________________ (the "Joining Bank")
desires to join as a Bank under the Credit Agreement pursuant to the provisions of Section 2.14 thereof, and hereby agree as follows:

                  1. The Joining Bank hereby sets forth its Commitment as a Bank under the Credit Agreement in the amount of $__________________ and requests the execution and delivery by the Borrower to it of a Syndicated Loan Note in that amount and a Money Market Loan Note.

                  2. The Joining Bank (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to
Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Bank Joinder Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank;
(vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Bank Joinder Agreement are within its powers and have been duly authorized by all necessary action, (viii) makes the representation and warranty contained in Section 9.18 of the Credit Agreement, [and] (ix) agrees that on the Effective Date, it will purchase participations in the existing Syndicated Loans of the other Banks pursuant to Section 2.14 of the Credit Agreement [and (x) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes].

                  3   The Effective Date for this Bank Joinder Agreement
shall be ___________, ____ (the "Effective Date"), provided that it has been executed and accepted by the Co-Lead Arrangers and the Borrower and delivered to the Administrative Agent.

                  4. Upon such execution and acceptance by the Co-Lead Arrangers and the Borrower and delivery to the Administrative Agent, and from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement.

                  5. This Bank Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.


                               [NAME OF JOINING BANK]


                               By:
                                     ------------------------------

                               Title:
                                     ------------------------------



                               Lending Office:
                               --------------
                               [Address]


                               WACHOVIA SECURITIES, INC.,
                               As Co-Lead Arranger


                               By:
                                     ------------------------------
                               Title:
                                     ------------------------------



                               BANC ONE CAPITAL MARKETS, INC.,
                               As Co-Lead Arranger


                               By:
                                     ------------------------------

                               Title:
                                     ------------------------------



                               AMLI RESIDENTIAL PROPERTIES, L.P.,
                               a Delaware limited partnership

                               By:   AMLI Residential Properties
                                     Trust, a Maryland real estate
                                     investment trust, its General Partner


                                     By:
                                           ------------------------------

                                     Title:
                                           ------------------------------

                                   EXHIBIT Q

                         FORM OF DESIGNATION AGREEMENT
                         -----------------------------


                       Dated __________________, _______


            Reference is made to that certain Credit Agreement dated as of October 12, 1999 (together with all amendments and modifications thereto, the "Credit Agreement") among Amli Residential Properties, L.P., a Delaware limited partnership (the "Borrower"), the Banks (as defined in the Credit Agreement), Wachovia Bank, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent and PNC Bank, N.A., as Documentation Agent (as amended prior to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning.

            [NAME OF DESIGNATING BANK] (the "Designating Bank") and [NAME OF DESIGNEE] (the "Designee") agree as follows:

      1. Pursuant to Section 9.08(g) of the Credit Agreement, the Designating Bank hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Money Market Loans pursuant to Section 2.03(h) of the Credit Agreement. Any assignment by Designating Bank to Designee of its rights to make a Money Market Loan pursuant to such Section 2.03(h) shall be effective at the time of the funding of such Money Market Loan and not before such time.

      2.    Except as set forth in Section 7, below, the Designating
Bank makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

      3. The Designee (a) confirms that it has received a copy of each Loan Document, together with copies of the financial statements referred to in Sections 4.04 and 5.01(a) and (b) (for periods for which such financial statements are available) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement;
(b) agrees that it will independently and without reliance upon the Administrative Agent, the Designating Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) confirms that it is a Designated Bank; (d) appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Bank.

      4. The Designee hereby appoints the Designating Bank as Designee's agent and attorney in fact and grants to the Designating Bank an irrevocable power of attorney, coupled with an interest, to receive payments made for the benefit of Designee under the Credit Agreement, to deliver and receive all communications and notices under the Credit Agreement and other Loan Documents and to exercise on Designee's behalf all rights to vote and to grant and make approvals, waivers, consent of amendments to or under the Credit Agreement or other Loan Documents. Any document executed by such agent on the Designee's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designee. The Borrower, the Administrative Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.

      5. Following the execution of this Designation Agreement by the Designating Bank and its Designee, it will be delivered to the Borrower for acknowledgment and to the Administrative Agent for acknowledgment and recording by the Administrative Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of acknowledgment hereof by the Administrative Agent, unless otherwise specified on the signature page thereto.

      6. The Designating Bank and, by execution of their respective acknowledgments below, the Borrower and the Administrative Agent, each hereby (i) acknowledges that the Designee is relying on the non-petition provisions of Section 9.19 of the Credit Agreement as agreed to by all signatories thereto and (ii) reaffirms that it will not institute against the Designee or join any other Person in instituting against the Designee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or state bankruptcy or similar law for one year and done day after the payment in full of the latest maturing commercial paper note issued by the Designee.

      7. The Designating Bank unconditionally agrees to pay or reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or mature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder, provided that the Designating Bank shall not be liable for any portion of such Liabilities, obligations, Losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

      8.    Upon such acceptance and recording by the Administrative
Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make Money Market Loans as a Designated Bank pursuant to Section 2.03(h) of the Credit Agreement and the rights and obligations of a Designated Bank related thereto; provided, however, that the Designee shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of the Designee which is not otherwise required to repay obligations of the Designee Bank which is not otherwise required to repay obligations of the Designee Bank which are then due and payable. Notwithstanding the foregoing, the Designating Bank shall be and remain obligated to the Borrower, the Administrative Agent and the Banks for each and every of the obligations of the Designee and the Designating Bank with respect to the Credit Agreement, including, without limitation, any indemnification obligations under Section 7.05 of the Credit Agreement and any sums otherwise payable to the Borrower by the Designee.

      9. This Designation Agreement shall be governed by and construed in accordance with the laws of the State of [Georgia][New York][other jurisdiction chosen by Designating Bank and Designated Bank].

      10. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

            IN WITNESS WHEREOF, the Designating Bank and the Designee, intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.



                         [NAME OF DESIGNATING BANK]
                         as Designating Bank

                         By:
                               ------------------------------
                         Title:
                               ------------------------------



                         [NAME OF DESIGNEE], as Designee

                         By:
                               ------------------------------
                         Title:
                               ------------------------------



                         Lending Office (and address for notices):




Acknowledged this ____ day           Acknowledged this ____ day
of ______________ ____, 19__         of ______________ __, 19__
(the Effective Date)

                                     WACHOVIA BANK, NA
                                     As the Administrative Agent
                                     as the Borrower

By:                                  By:
      --------------------                 ------------------------
Title:                               Title:
      --------------------                 ------------------------

                                 SCHEDULE 4.08



SUBSIDIARIES AND CO-INVESTMENT PARTNERSHIPS
-------------------------------------------

Subsidiaries:
------------

Name:                                      Jurisdiction of Creation
----                                       ------------------------
1.    Laurel Park Venture                        Georgia
2.    Park Creek-Gainsville, L.L.C.              Georgia
3.    Lantana Apartments, Ltd.                   Texas
4.    Windsor Plano Partners, Ltd.               Texas
5.    AMLI at Conner Farms, L.P.                 Delaware
6.    Clairmont, L.P.                            Delaware



CO-INVESTMENT PARTNERSHIPS:
--------------------------

Name:                                      Jurisdiction of Creation
----                                       ------------------------

1.    AMLI Foundation Co-Investors-L.P. -
      Park Place Apartments
       (Austin, Texas)                           Delaware

2.    AMLI Foundation Co-Investors-II,
      L.P. - Greenwood Forest                    Delaware

3.    AMLI at Champions, L.P. -
      Park at Champions and Champions
      Centre (Houston, Texas)                    Texas

4.    AMLI at Chevy Chase, L.P.                  Illinois

5.    AMLI at River Exchange
      Limited Liability Company                  Delaware

6.    AMLI at Willeo Creek, L.P.                 Georgia

7.    AMLI at Windbrooke, L.P.                   Illinois

8.    Barrett Lakes Limited
      Liability Company                          Delaware

9.    Gardner Drive L.L.C. -
      Northwinds Apartments
      (Alpharetta, GA)                           Delaware

10.   Pleasant Hill Joint Venture                Georgia


11.   Acquiport/Aurora Crossing, L.P.            Delaware

12.   Acquiport/Fossil Creek, L.P.               Delaware

13.   Acquiport/Clearwater, L.P.                 Delaware

Name:                                      Jurisdiction of Creation
----                                       ------------------------

14.   Acquiport/Wynnewood Farms, L.P.            Delaware

15.   Acquiport/Monterey Oaks, L.P.              Delaware

16.   Acquiport/St. Charles, L.P.                Delaware

17.   Acquiport/Park Bridge, L.P.                Delaware

18.   AMLI at Danada, L.L.C                      Illinois

19.   AMLI at Regents Crest, L.P.                Delaware

20    AMLI Castle Creek, L.P.                    Delaware

21.   AMLI Creekside, L.P.                       Delaware

22.   AMLI at Verandah, L.P.                     Delaware

23.   AMLI at Willowbrook, L.P                   Illinois

24.   AMLI at Wells Oakhurst, L.P                Delaware

25.   AMLI Partners Ltd. 85-IV -
      Prairie Court
      (Oak Park, Illinois)                       Illinois

26.   AMLI Towne Creek Crossing
      Ltd. Partnership -
      Towne Creek Crossing
      (Gainesville, Georgia)                     Georgia

27.   AMLI at Timberglen, L.P.                   Delaware

28.   Park Creek - Old Mill, L.P.                Georgia

29.    AMLIWS Deerfield, L.P.                    Texas

30.   AMLIWS Parkway, L. P.                      Texas

31.   Landmark at Spring Mill, L.L.C.            Delaware

32.   AMLI at Mill Creek, L.L.C.                 Delaware

33.   AMLIWS Summit Ridge, L.L.C.                Missouri

34.   AMLI/BPMT Prestonwood Hills Partnership    Delaware

35.   Prestonwood Hills REIT II                  Maryland

36.   AMLI/BPMT On The Green Partnership         Delaware

37.   On The Green REIT II                       Maryland

                                 SCHEDULE 4.14

                             ENVIRONMENTAL MATTERS
                             ---------------------



                                     None

                                 SCHEDULE 5.17

                           EXISTING INVESTMENTS (1)
                           ------------------------



      Real Estate Tax Escrow Deposits                   $  714,618

      Earnest Money Deposits                            $1,776,344

      Notes Receivable-Co-Investments                   $9,969,197

      Restricted Cash                                   $  734,417

      Security Deposits                                 $2,061,359





      (1) Excludes Subsidiaries and Co-Investment Partnerships, which are set forth on Schedule 4.08.